UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21667

Fidelity Central Investment Portfolios LLC

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2022

Item 1.

Reports to Stockholders

Fidelity® High Income Central Fund

Annual Report

August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Central Fund	(5.81)%	4.28%	5.34%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Central Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® US High Yield Constrained Index performed over the same period.

18,500
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$16,829	Fidelity® High Income Central Fund
$15,430	ICE® BofA® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -10.43% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the index returned -14.03% in the first half of 2022. High yield sharply reversed course in July (+6.02%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-2.39%). For the full 12 months, the health care and banking industries (-16% each) lagged most, followed by retail (-14%). In contrast, energy led the way, returning about -4% amid a surge in commodity prices, while transportation returned roughly -7%.

Comments from Co-Managers Alexandre Karam and Harley Lank:  For the fiscal year ending August 31, 2022, the fund returned -5.81%, outperforming the -10.43% result of the benchmark, the ICE BofA® US High Yield Constrained Index. The fund's core investment in high-yield bonds returned -9.44% and contributed to performance versus the benchmark. By industry, security selection was the primary contributor, especially in energy. Positioning in health care also helped. Our non-benchmark stake in Mesquite Energy was the fund's largest individual relative contributor, driven by a rise of roughly 108%. This was among our biggest holdings. The fund's out-of-benchmark stake in Jonah Energy, one of the largest holdings at period end, gained 68%. Another notable relative contributor was an outsized stake in Chesapeake Energy (+78%). Conversely, the primary detractor from performance versus the benchmark was security selection in leisure. Security selection in financial services and media also hampered the fund's relative performance. Our non-benchmark stake in Melco Crown was the fund's biggest individual relative detractor, due to its roughly -57% result. Also hindering performance was an underweighting in T-Mobile USA, which returned roughly -8%. The company was among the largest holdings in the fund. Another notable relative detractor was our overweighting in Coinbase Global (-34%), a stake we established this period. By quality, security selection in unrated bonds added the most value versus the benchmark, while security choices and positioning among BB-rated bonds hurt the most. Notable changes in positioning include reduced exposure to the leisure industry and a higher allocation to media.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Bond Issuers as of August 31, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Occidental Petroleum Corp.	2.6
Mesquite Energy, Inc.	2.4
CCO Holdings LLC/CCO Holdings Capital Corp.	1.9
Pacific Gas & Electric Co.	1.9
Sprint Capital Corp.	1.7
Jonah Energy Parent LLC	1.6
InterGen NV	1.5
Community Health Systems, Inc.	1.4
CSC Holdings LLC	1.3
DISH Network Corp.	1.2
17.5

Top Five Market Sectors as of August 31, 2022

% of fund's net assets
Energy	17.6
Telecommunications	7.5
Healthcare	7.2
Utilities	6.3
Technology	5.4

Quality Diversification (% of fund's net assets)

As of August 31, 2022 *
BBB	6.1%
BB	26.3%
B	39.8%
CCC,CC,C	10.4%
Not Rated	3.8%
Equities	7.4%
Short-Term Investments and Net Other Assets	6.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2022*
Nonconvertible Bonds	77.7%
Convertible Bonds, Preferred Stocks	3.4%
Common Stocks	6.4%
Bank Loan Obligations	4.1%
Preferred Securities	1.6%
Other	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	6.2%

 * Foreign investments - 16.2%

Geographic Diversification (% of fund's net assets)

As of August 31, 2022
United States of America*	83.8%
Luxembourg	2.8%
Canada	2.8%
Netherlands	2.7%
Multi-National	1.2%
United Kingdom	1.0%
Liberia	1.0%
Ireland	0.9%
Australia	0.7%
Other	3.1%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments August 31, 2022

Showing Percentage of Net Assets

Corporate Bonds - 80.7%
	Principal Amount	Value
Convertible Bonds - 3.0%
Broadcasting - 1.3%
DISH Network Corp.:
2.375% 3/15/24	$10,212,000	$9,216,330
3.375% 8/15/26	20,439,000	14,707,114
		23,923,444
Diversified Financial Services - 0.1%
New Cotai LLC 5% 2/24/27 (a)	1,552,961	1,149,191
Energy - 1.6%
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	1,687,240	11,450,117
Mesquite Energy, Inc. 15% 7/15/23 (a)(b)	2,913,114	19,769,266
		31,219,383

TOTAL CONVERTIBLE BONDS		56,292,018

Nonconvertible Bonds - 77.7%
Aerospace - 1.8%
ATI, Inc.:
4.875% 10/1/29	1,205,000	1,078,000
5.125% 10/1/31	845,000	743,505
5.875% 12/1/27	2,480,000	2,356,863
Bombardier, Inc.:
6% 2/15/28 (c)	3,615,000	3,195,859
7.125% 6/15/26 (c)	3,320,000	3,163,562
7.875% 4/15/27 (c)	6,180,000	5,917,659
Moog, Inc. 4.25% 12/15/27 (c)	735,000	672,782
TransDigm, Inc.:
5.5% 11/15/27	12,450,000	11,205,000
7.5% 3/15/27	5,250,000	5,118,750
Wesco Aircraft Holdings, Inc. 8.5% 11/15/24 (c)	1,610,000	869,400
		34,321,380
Air Transportation - 0.4%
Air Canada 3.875% 8/15/26 (c)	2,110,000	1,882,806
Allegiant Travel Co. 7.25% 8/15/27 (c)	1,545,000	1,534,540
United Airlines, Inc. 4.625% 4/15/29 (c)	1,650,000	1,447,875
Western Global Airlines LLC 10.375% 8/15/25 (c)	2,660,000	2,423,264
		7,288,485
Automotive - 0.3%
Ford Motor Co. 6.1% 8/19/32	4,430,000	4,313,757
Ford Motor Credit Co. LLC 3.625% 6/17/31	2,480,000	2,008,130
		6,321,887
Automotive & Auto Parts - 2.2%
Dana, Inc.:
4.25% 9/1/30	1,400,000	1,130,000
5.625% 6/15/28	2,450,000	2,198,358
Ford Motor Co. 3.25% 2/12/32	4,510,000	3,530,969
Ford Motor Credit Co. LLC:
2.9% 2/16/28	2,000,000	1,672,500
4.95% 5/28/27	5,375,000	5,046,184
5.125% 6/16/25	7,810,000	7,629,120
General Motors Financial Co., Inc. 4.25% 5/15/23	615,000	615,269
LCM Investments Holdings 4.875% 5/1/29 (c)	3,665,000	3,059,558
Nesco Holdings II, Inc. 5.5% 4/15/29 (c)	1,770,000	1,557,600
PECF USS Intermediate Holding III Corp. 8% 11/15/29 (c)	875,000	730,764
Real Hero Merger Sub 2 6.25% 2/1/29 (c)	685,000	556,798
Rivian Holdco & Rivian LLC & Rivian Automotive LLC 6 month U.S. LIBOR + 5.620% 7.1766% 10/15/26 (c)(d)(e)	9,915,000	9,196,163
Thor Industries, Inc. 4% 10/15/29 (c)	3,220,000	2,610,929
Winnebago Industries, Inc. 6.25% 7/15/28 (c)	2,075,000	1,967,847
		41,502,059
Banks & Thrifts - 1.5%
Ally Financial, Inc.:
5.8% 5/1/25	20,000	20,459
8% 11/1/31	11,003,000	12,120,428
8% 11/1/31	5,273,000	5,867,738
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.5% 6/15/31 (c)	7,280,000	6,438,942
VistaJet Malta Finance PLC / XO Management Holding, Inc. 6.375% 2/1/30 (c)	4,250,000	3,655,000
		28,102,567
Broadcasting - 1.6%
Clear Channel Outdoor Holdings, Inc.:
7.5% 6/1/29 (c)	2,590,000	2,082,295
7.75% 4/15/28 (c)	1,370,000	1,114,228
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (c)	2,515,000	477,850
Gray Escrow II, Inc. 5.375% 11/15/31 (c)	2,970,000	2,510,185
iHeartCommunications, Inc. 9% 12/31/49 (a)(f)	780,000	0
Nexstar Broadcasting, Inc. 5.625% 7/15/27 (c)	2,755,000	2,623,242
Scripps Escrow II, Inc.:
3.875% 1/15/29 (c)	2,170,000	1,839,856
5.375% 1/15/31 (c)	1,130,000	935,075
Scripps Escrow, Inc. 5.875% 7/15/27 (c)	2,215,000	2,004,520
Sirius XM Radio, Inc.:
4.125% 7/1/30 (c)	2,155,000	1,825,867
5% 8/1/27 (c)	5,295,000	4,984,607
TEGNA, Inc. 5% 9/15/29	2,100,000	2,010,141
Univision Communications, Inc.:
6.625% 6/1/27 (c)	5,150,000	4,969,855
7.375% 6/30/30 (c)	3,455,000	3,429,191
		30,806,912
Building Materials - 0.6%
Advanced Drain Systems, Inc.:
5% 9/30/27 (c)	505,000	479,750
6.375% 6/15/30 (c)	3,635,000	3,516,942
MIWD Holdco II LLC / MIWD Finance Corp. 5.5% 2/1/30 (c)	590,000	484,554
SRS Distribution, Inc.:
4.625% 7/1/28 (c)	1,825,000	1,615,410
6% 12/1/29 (c)	1,705,000	1,388,173
6.125% 7/1/29 (c)	1,005,000	833,738
Victors Merger Corp. 6.375% 5/15/29 (c)	3,465,000	2,321,550
		10,640,117
Cable/Satellite TV - 5.0%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 1/15/34 (c)	3,730,000	2,839,873
4.5% 8/15/30 (c)	3,095,000	2,602,818
4.5% 6/1/33 (c)	4,415,000	3,465,775
4.75% 3/1/30 (c)	5,200,000	4,469,582
5% 2/1/28 (c)	12,055,000	11,016,100
5.125% 5/1/27 (c)	8,920,000	8,466,819
6.375% 9/1/29 (c)	2,165,000	2,102,756
CSC Holdings LLC:
3.375% 2/15/31 (c)	3,305,000	2,475,313
4.125% 12/1/30 (c)	2,590,000	2,097,900
4.5% 11/15/31 (c)	2,175,000	1,744,854
4.625% 12/1/30 (c)	5,895,000	4,214,925
5% 11/15/31 (c)	2,290,000	1,633,337
5.375% 2/1/28 (c)	4,625,000	4,201,165
5.75% 1/15/30 (c)	3,690,000	2,857,684
5.875% 9/15/22	805,000	803,994
7.5% 4/1/28 (c)	4,545,000	4,040,005
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc. 5.875% 8/15/27 (c)	2,505,000	2,292,075
DISH DBS Corp.:
5.25% 12/1/26 (c)	1,465,000	1,209,541
5.75% 12/1/28 (c)	1,465,000	1,124,925
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (c)	6,820,000	5,878,840
6.5% 9/15/28 (c)	5,050,000	3,760,937
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (c)	8,600,000	7,826,000
VZ Secured Financing BV 5% 1/15/32 (c)	6,990,000	5,699,297
Ziggo Bond Co. BV:
5.125% 2/28/30 (c)	1,155,000	924,578
6% 1/15/27 (c)	4,760,000	4,287,737
Ziggo BV 4.875% 1/15/30 (c)	1,730,000	1,460,463
		93,497,293
Chemicals - 2.0%
Avient Corp. 5.75% 5/15/25 (c)	1,970,000	1,942,853
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (c)	2,445,000	2,264,681
Cheever Escrow Issuer LLC 7.125% 10/1/27 (c)	1,560,000	1,521,000
CVR Partners LP 6.125% 6/15/28 (c)	3,010,000	2,748,204
Kobe U.S. Midco 2, Inc. 9.25% 11/1/26 pay-in-kind (c)(d)	5,905,000	4,783,050
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (c)	535,000	484,630
7% 12/31/27 (c)	680,000	561,000
LSB Industries, Inc. 6.25% 10/15/28 (c)	270,000	249,899
NOVA Chemicals Corp. 4.25% 5/15/29 (c)	2,650,000	2,179,625
SCIH Salt Holdings, Inc.:
4.875% 5/1/28 (c)	2,630,000	2,256,038
6.625% 5/1/29 (c)	1,755,000	1,444,892
The Chemours Co. LLC:
4.625% 11/15/29 (c)	2,245,000	1,852,125
5.375% 5/15/27	6,915,000	6,378,119
5.75% 11/15/28 (c)	3,490,000	3,123,550
Tronox, Inc. 4.625% 3/15/29 (c)	2,210,000	1,838,278
W.R. Grace Holding LLC:
4.875% 6/15/27 (c)	3,255,000	3,010,484
5.625% 8/15/29 (c)	2,375,000	1,876,250
		38,514,678
Consumer Products - 1.0%
Central Garden & Pet Co. 4.125% 10/15/30	1,675,000	1,394,278
Diamond BC BV 4.625% 10/1/29 (c)	1,145,000	976,181
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% 4/1/26 (c)	1,775,000	1,544,250
Gannett Holdings LLC 6% 11/1/26 (c)	1,390,000	1,084,200
Macy's Retail Holdings LLC:
5.875% 3/15/30 (c)	915,000	782,325
6.125% 3/15/32 (c)	1,065,000	884,383
Mattel, Inc. 3.375% 4/1/26 (c)	745,000	676,888
Michaels Companies, Inc.:
5.25% 5/1/28 (c)	2,370,000	1,817,079
7.875% 5/1/29 (c)	3,590,000	2,387,350
Tempur Sealy International, Inc.:
3.875% 10/15/31 (c)	2,515,000	1,935,236
4% 4/15/29 (c)	2,345,000	1,926,677
The Scotts Miracle-Gro Co. 4% 4/1/31	1,495,000	1,122,924
TKC Holdings, Inc. 10.5% 5/15/29 (c)	2,545,000	2,038,938
		18,570,709
Containers - 0.5%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (c)(d)	2,525,000	1,954,479
Berry Global, Inc.:
4.5% 2/15/26 (c)	2,134,000	2,048,640
4.875% 7/15/26 (c)	1,355,000	1,319,135
Graham Packaging Co., Inc. 7.125% 8/15/28 (c)	1,430,000	1,227,955
Graphic Packaging International, Inc. 3.75% 2/1/30 (c)	1,185,000	1,018,483
Trivium Packaging Finance BV 5.5% 8/15/26 (c)	1,510,000	1,449,600
		9,018,292
Diversified Financial Services - 2.3%
Altice France Holding SA 10.5% 5/15/27 (c)	4,240,000	3,660,697
Coinbase Global, Inc.:
3.375% 10/1/28 (c)	9,445,000	6,103,886
3.625% 10/1/31 (c)	6,085,000	3,704,761
Diamond Sports Group LLC/Diamond Sports Finance Co. 6.625% 8/15/27 (c)	3,500,000	319,410
FLY Leasing Ltd. 7% 10/15/24 (c)	7,485,000	4,079,325
Hightower Holding LLC 6.75% 4/15/29 (c)	970,000	815,244
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	2,200,000	2,092,816
5.25% 5/15/27	5,970,000	5,425,238
6.375% 12/15/25	1,740,000	1,697,970
MSCI, Inc. 4% 11/15/29 (c)	5,785,000	5,149,286
OneMain Finance Corp. 7.125% 3/15/26	3,460,000	3,254,874
PRA Group, Inc. 5% 10/1/29 (c)	7,620,000	6,565,533
		42,869,040
Diversified Media - 1.7%
Allen Media LLC 10.5% 2/15/28 (c)	7,650,000	3,863,250
Lamar Media Corp. 4.875% 1/15/29	1,980,000	1,838,371
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (c)	1,645,000	1,651,646
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (c)	2,530,000	2,535,768
5.875% 10/1/30 (c)	2,530,000	2,531,915
Terrier Media Buyer, Inc. 8.875% 12/15/27 (c)	3,285,000	2,825,183
Twitter, Inc. 5% 3/1/30 (c)	17,170,000	16,180,064
		31,426,197
Energy - 11.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (c)	2,220,000	2,104,516
Archrock Partners LP / Archrock Partners Finance Corp.:
6.25% 4/1/28 (c)	2,475,000	2,252,250
6.875% 4/1/27 (c)	700,000	656,250
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (c)	1,235,000	1,105,326
California Resources Corp. 7.125% 2/1/26 (c)	3,735,000	3,671,692
Cheniere Energy, Inc. 4.625% 10/15/28	3,250,000	3,131,570
Citgo Holding, Inc. 9.25% 8/1/24 (c)	2,625,000	2,616,075
Citgo Petroleum Corp.:
6.375% 6/15/26 (c)	2,610,000	2,483,929
7% 6/15/25 (c)	6,180,000	6,009,865
CNX Resources Corp. 6% 1/15/29 (c)	1,185,000	1,114,133
Colgate Energy Partners III LLC 5.875% 7/1/29 (c)	2,610,000	2,433,825
Comstock Resources, Inc.:
5.875% 1/15/30 (c)	1,595,000	1,459,287
6.75% 3/1/29 (c)	3,485,000	3,326,345
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	1,045,000	1,007,145
6% 2/1/29 (c)	7,210,000	6,660,238
CrownRock LP/CrownRock Finance, Inc. 5% 5/1/29 (c)	830,000	762,311
CVR Energy, Inc.:
5.25% 2/15/25 (c)	4,990,000	4,707,373
5.75% 2/15/28 (c)	3,995,000	3,635,450
DCP Midstream Operating LP 5.85% 5/21/43 (c)(d)	3,410,000	3,322,704
Delek Logistics Partners LP 7.125% 6/1/28 (c)	1,520,000	1,420,136
DT Midstream, Inc.:
4.125% 6/15/29 (c)	2,545,000	2,234,459
4.375% 6/15/31 (c)	2,545,000	2,175,975
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (c)	4,185,000	4,128,084
EnLink Midstream LLC:
5.625% 1/15/28 (c)	1,060,000	1,018,289
6.5% 9/1/30 (c)	2,150,000	2,139,250
EQT Corp.:
3.125% 5/15/26 (c)	1,720,000	1,618,595
3.625% 5/15/31 (c)	1,720,000	1,518,339
5% 1/15/29	2,500,000	2,443,626
Exterran Energy Solutions LP 8.125% 5/1/25	885,000	861,287
Harvest Midstream I LP 7.5% 9/1/28 (c)	5,565,000	5,265,258
Hess Midstream Partners LP:
4.25% 2/15/30 (c)	1,560,000	1,339,249
5.125% 6/15/28 (c)	2,905,000	2,698,019
5.5% 10/15/30 (c)	920,000	837,673
5.625% 2/15/26 (c)	6,900,000	6,727,983
KLX Energy Services Holdings, Inc. 11.5% 11/1/25 (c)	2,685,000	1,946,625
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (c)	7,410,000	6,196,613
MEG Energy Corp. 5.875% 2/1/29 (c)	4,235,000	3,938,550
Nabors Industries, Inc. 5.75% 2/1/25	4,196,000	3,867,999
Neptune Energy Bondco PLC 6.625% 5/15/25 (c)	1,065,000	1,027,993
New Fortress Energy, Inc. 6.75% 9/15/25 (c)	6,830,000	6,607,001
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (c)	7,325,000	6,702,375
Nine Energy Service, Inc. 8.75% 11/1/23 (c)	600,000	468,138
Northern Oil & Gas, Inc. 8.125% 3/1/28 (c)	3,455,000	3,316,800
Occidental Petroleum Corp.:
4.3% 8/15/39	880,000	759,256
4.4% 4/15/46	1,750,000	1,518,125
4.5% 7/15/44	815,000	705,166
5.875% 9/1/25	1,665,000	1,706,658
6.125% 1/1/31	4,345,000	4,515,580
6.2% 3/15/40	980,000	994,700
6.375% 9/1/28	2,500,000	2,611,159
6.45% 9/15/36	1,717,000	1,834,941
6.6% 3/15/46	2,590,000	2,850,800
6.625% 9/1/30	8,330,000	8,898,939
6.95% 7/1/24	2,770,000	2,891,326
7.5% 5/1/31	10,215,000	11,506,125
8.875% 7/15/30	6,715,000	7,844,463
PBF Holding Co. LLC/PBF Finance Corp.:
6% 2/15/28	5,755,000	5,168,940
7.25% 6/15/25	2,085,000	2,025,161
SM Energy Co.:
6.5% 7/15/28	920,000	885,960
6.625% 1/15/27	1,145,000	1,116,375
6.75% 9/15/26	805,000	791,669
Southwestern Energy Co.:
4.75% 2/1/32	2,135,000	1,903,058
5.375% 2/1/29	4,415,000	4,173,323
8.375% 9/15/28	2,500,000	2,629,850
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	3,905,000	3,797,793
Sunoco LP/Sunoco Finance Corp. 4.5% 5/15/29	2,280,000	1,937,063
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 6% 12/31/30 (c)	2,370,000	2,074,375
Transocean Sentry Ltd. 5.375% 5/15/23 (c)	2,021,570	1,946,634
Tullow Oil PLC 10.25% 5/15/26 (c)	5,450,000	5,025,445
Valaris Ltd. 8.25% 4/30/28 pay-in-kind (d)	660,000	661,650
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (c)	2,220,000	1,936,950
4.125% 8/15/31 (c)	2,220,000	1,926,808
Viper Energy Partners LP 5.375% 11/1/27 (c)	1,105,000	1,058,038
		210,654,930
Environmental - 0.6%
Covanta Holding Corp. 4.875% 12/1/29 (c)	1,355,000	1,143,281
Darling Ingredients, Inc.:
5.25% 4/15/27 (c)	2,760,000	2,707,036
6% 6/15/30 (c)	2,240,000	2,242,822
Madison IAQ LLC:
4.125% 6/30/28 (c)	1,795,000	1,539,213
5.875% 6/30/29 (c)	2,775,000	2,282,826
Stericycle, Inc. 3.875% 1/15/29 (c)	1,645,000	1,424,981
		11,340,159
Food & Drug Retail - 0.9%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (c)	1,655,000	1,360,079
4.625% 1/15/27 (c)	4,615,000	4,211,279
4.875% 2/15/30 (c)	6,890,000	6,033,918
BellRing Brands, Inc. 7% 3/15/30 (c)	845,000	806,967
Emergent BioSolutions, Inc. 3.875% 8/15/28 (c)	1,605,000	1,123,500
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (c)	960,000	810,931
SEG Holding LLC/SEG Finance Corp. 5.625% 10/15/28 (c)	2,200,000	1,988,931
		16,335,605
Food/Beverage/Tobacco - 1.4%
C&S Group Enterprises LLC 5% 12/15/28 (c)	1,905,000	1,408,349
Chobani LLC/Finance Corp., Inc.:
4.625% 11/15/28 (c)	1,465,000	1,282,060
7.5% 4/15/25 (c)	450,000	427,364
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (c)	1,702,000	1,723,275
Kraft Heinz Foods Co.:
4.375% 6/1/46	645,000	547,914
4.875% 10/1/49	3,225,000	2,935,343
5.5% 6/1/50	855,000	847,908
Lamb Weston Holdings, Inc. 4.125% 1/31/30 (c)	2,290,000	2,063,863
Performance Food Group, Inc.:
4.25% 8/1/29 (c)	1,350,000	1,155,978
5.5% 10/15/27 (c)	5,775,000	5,443,688
6.875% 5/1/25 (c)	995,000	993,756
Post Holdings, Inc.:
4.625% 4/15/30 (c)	625,000	542,791
5.75% 3/1/27 (c)	282,000	275,501
TreeHouse Foods, Inc. 4% 9/1/28	860,000	721,024
Triton Water Holdings, Inc. 6.25% 4/1/29 (c)	1,080,000	885,816
U.S. Foods, Inc.:
4.625% 6/1/30 (c)	1,110,000	957,375
4.75% 2/15/29 (c)	3,100,000	2,762,767
United Natural Foods, Inc. 6.75% 10/15/28 (c)	1,810,000	1,738,523
		26,713,295
Gaming - 2.8%
Affinity Gaming LLC 6.875% 12/15/27 (c)	890,000	772,863
Caesars Entertainment, Inc.:
4.625% 10/15/29 (c)	2,860,000	2,300,427
8.125% 7/1/27 (c)	6,225,000	6,115,876
CDI Escrow Issuer, Inc. 5.75% 4/1/30 (c)	4,380,000	4,058,026
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.:
4.625% 1/15/29 (c)	2,925,000	2,548,933
6.75% 1/15/30 (c)	5,120,000	4,175,053
Golden Entertainment, Inc. 7.625% 4/15/26 (c)	935,000	956,038
Jacobs Entertainment, Inc. 6.75% 2/15/29 (c)	1,245,000	1,104,938
MGM Resorts International 6.75% 5/1/25	3,350,000	3,346,215
Peninsula Pacific Entertainment LLC 8.5% 11/15/27 (c)	3,010,000	3,235,750
Station Casinos LLC 4.625% 12/1/31 (c)	3,685,000	3,078,854
Studio City Finance Ltd. 6.5% 1/15/28 (c)	5,015,000	2,814,669
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (c)	3,915,000	3,626,884
VICI Properties LP / VICI Note Co.:
4.5% 9/1/26 (c)	4,310,000	4,061,248
4.625% 6/15/25 (c)	5,180,000	5,014,027
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.75% 4/15/25 (c)	4,675,000	4,659,409
		51,869,210
Healthcare - 7.1%
AHP Health Partners, Inc. 5.75% 7/15/29 (c)	2,665,000	2,045,388
Akumin, Inc. 7% 11/1/25 (c)	4,155,000	3,529,299
Avantor Funding, Inc.:
3.875% 11/1/29 (c)	2,290,000	1,981,265
4.625% 7/15/28 (c)	3,345,000	3,043,549
Bausch Health Companies, Inc.:
7.25% 5/30/29 (c)	1,055,000	406,175
9% 12/15/25 (c)	1,775,000	1,101,618
Catalent Pharma Solutions 5% 7/15/27 (c)	825,000	778,247
Centene Corp.:
3.375% 2/15/30	2,690,000	2,306,675
4.25% 12/15/27	3,475,000	3,300,069
4.625% 12/15/29	3,825,000	3,603,303
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (c)	740,000	637,784
4% 3/15/31 (c)	2,080,000	1,765,434
4.25% 5/1/28 (c)	735,000	673,605
Community Health Systems, Inc.:
4.75% 2/15/31 (c)	2,885,000	2,130,284
5.25% 5/15/30 (c)	4,900,000	3,711,897
6% 1/15/29 (c)	3,475,000	2,852,140
6.125% 4/1/30 (c)	5,840,000	3,619,048
6.875% 4/15/29 (c)	2,815,000	1,759,375
8% 3/15/26 (c)	12,925,000	12,084,875
DaVita HealthCare Partners, Inc.:
3.75% 2/15/31 (c)	2,495,000	1,835,759
4.625% 6/1/30 (c)	6,965,000	5,607,104
Encompass Health Corp. 5.75% 9/15/25	4,660,000	4,616,573
Grifols Escrow Issuer SA 4.75% 10/15/28 (c)	1,085,000	904,511
HealthEquity, Inc. 4.5% 10/1/29 (c)	1,005,000	883,938
Hologic, Inc. 3.25% 2/15/29 (c)	2,525,000	2,152,449
IQVIA, Inc.:
5% 10/15/26 (c)	1,750,000	1,695,330
5% 5/15/27 (c)	1,385,000	1,338,450
Jazz Securities DAC 4.375% 1/15/29 (c)	1,980,000	1,785,445
Minerva Merger Sub, Inc. 6.5% 2/15/30 (c)	8,510,000	7,225,288
Molina Healthcare, Inc.:
3.875% 11/15/30 (c)	2,430,000	2,103,287
3.875% 5/15/32 (c)	3,315,000	2,852,723
4.375% 6/15/28 (c)	1,835,000	1,692,788
Mozart Borrower LP 3.875% 4/1/29 (c)	4,435,000	3,758,663
Option Care Health, Inc. 4.375% 10/31/29 (c)	1,060,000	932,238
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (c)	3,005,000	2,695,996
5.125% 4/30/31 (c)	2,995,000	2,620,625
Owens & Minor, Inc. 6.625% 4/1/30 (c)	5,190,000	4,793,821
Radiology Partners, Inc. 9.25% 2/1/28 (c)	5,385,000	4,012,855
RP Escrow Issuer LLC 5.25% 12/15/25 (c)	2,295,000	2,048,653
Surgery Center Holdings, Inc.:
6.75% 7/1/25 (c)	250,000	241,200
10% 4/15/27 (c)	3,010,000	3,012,197
Tenet Healthcare Corp.:
4.25% 6/1/29 (c)	6,200,000	5,346,539
4.375% 1/15/30 (c)	6,565,000	5,744,375
6.125% 10/1/28 (c)	7,085,000	6,500,488
6.125% 6/15/30 (c)	3,680,000	3,533,168
6.875% 11/15/31	330,000	308,963
Valeant Pharmaceuticals International, Inc. 9.25% 4/1/26 (c)	2,030,000	1,218,000
		132,791,456
Homebuilders/Real Estate - 1.4%
Arcosa, Inc. 4.375% 4/15/29 (c)	1,425,000	1,290,836
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
4.625% 8/1/29 (c)	1,380,000	1,083,057
6.625% 1/15/28 (c)	40,000	35,909
Kennedy-Wilson, Inc.:
4.75% 3/1/29	2,190,000	1,827,292
5% 3/1/31	2,190,000	1,800,947
New Home Co., Inc. 7.25% 10/15/25 (c)	1,685,000	1,390,809
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75% 1/15/29 (c)	1,225,000	957,031
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30 (c)	3,620,000	2,722,095
Starwood Property Trust, Inc. 4.75% 3/15/25	2,420,000	2,304,324
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.75% 1/15/28 (c)	2,945,000	2,697,353
TRI Pointe Homes, Inc. 5.7% 6/15/28	795,000	720,265
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (c)	2,035,000	1,700,413
6.5% 2/15/29 (c)	3,300,000	2,514,204
VICI Properties LP / VICI Note Co.:
3.75% 2/15/27 (c)	1,965,000	1,776,772
4.125% 8/15/30 (c)	2,575,000	2,264,079
Weekley Homes LLC/Weekley Finance Corp. 4.875% 9/15/28 (c)	1,185,000	982,309
		26,067,695
Hotels - 0.4%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (c)	1,470,000	1,186,753
3.75% 5/1/29 (c)	1,650,000	1,423,571
5.375% 5/1/25 (c)	3,525,000	3,494,514
Lindblad Expeditions LLC 6.75% 2/15/27 (c)	2,120,000	1,949,616
		8,054,454
Insurance - 1.6%
Acrisure LLC / Acrisure Finance, Inc.:
7% 11/15/25 (c)	9,401,000	8,858,656
10.125% 8/1/26 (c)	2,450,000	2,451,113
Alliant Holdings Intermediate LLC:
5.875% 11/1/29 (c)	3,030,000	2,606,282
6.75% 10/15/27 (c)	9,895,000	8,987,629
AmWINS Group, Inc. 4.875% 6/30/29 (c)	1,400,000	1,218,037
AssuredPartners, Inc. 5.625% 1/15/29 (c)	1,445,000	1,201,099
HUB International Ltd. 7% 5/1/26 (c)	1,395,000	1,366,758
USI, Inc. 6.875% 5/1/25 (c)	3,250,000	3,182,985
		29,872,559
Leisure - 2.1%
Carnival Corp.:
5.75% 3/1/27 (c)	5,135,000	4,002,168
9.875% 8/1/27 (c)	4,130,000	4,145,498
10.5% 2/1/26 (c)	2,400,000	2,471,988
NCL Corp. Ltd.:
5.875% 3/15/26 (c)	735,000	594,354
5.875% 2/15/27 (c)	2,890,000	2,619,279
7.75% 2/15/29 (c)	2,575,000	2,092,378
NCL Finance Ltd. 6.125% 3/15/28 (c)	910,000	706,606
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (c)	4,375,000	3,361,177
5.375% 7/15/27 (c)	1,975,000	1,527,928
5.5% 8/31/26 (c)	4,495,000	3,593,033
11.5% 6/1/25 (c)	1,196,000	1,255,800
11.625% 8/15/27 (c)	8,060,000	7,920,240
Studio City Co. Ltd. 7% 2/15/27 (c)	2,315,000	1,921,450
Vail Resorts, Inc. 6.25% 5/15/25 (c)	1,435,000	1,436,363
Viking Cruises Ltd. 13% 5/15/25 (c)	2,135,000	2,239,859
		39,888,121
Metals/Mining - 2.0%
Alcoa Nederland Holding BV 4.125% 3/31/29 (c)	2,670,000	2,354,433
Alpha Natural Resources, Inc. 9.75% 4/15/18 (a)(f)	1,099,000	0
Arconic Corp. 6% 5/15/25(c)	1,520,000	1,491,500
Cleveland-Cliffs, Inc.:
4.625% 3/1/29 (c)	1,465,000	1,300,517
4.875% 3/1/31 (c)	1,465,000	1,278,967
Constellium NV 5.875% 2/15/26 (c)	990,000	952,159
ERO Copper Corp. 6.5% 2/15/30 (c)	7,425,000	5,499,141
First Quantum Minerals Ltd.:
6.875% 3/1/26 (c)	3,930,000	3,772,309
6.875% 10/15/27 (c)	2,995,000	2,866,574
7.5% 4/1/25 (c)	2,320,000	2,289,550
FMG Resources Pty Ltd.:
4.375% 4/1/31 (c)	1,615,000	1,317,323
5.125% 5/15/24 (c)	770,000	761,930
5.875% 4/15/30 (c)	4,300,000	3,966,750
Howmet Aerospace, Inc. 5.95% 2/1/37	1,505,000	1,459,399
HudBay Minerals, Inc. 6.125% 4/1/29 (c)	4,755,000	4,185,550
Mineral Resources Ltd.:
8% 11/1/27 (c)	2,835,000	2,828,238
8.5% 5/1/30 (c)	680,000	684,977
		37,009,317
Paper - 0.8%
Berry Global, Inc. 5.625% 7/15/27 (c)	1,110,000	1,083,915
Clydesdale Acquisition Holdings, Inc.:
6.625% 4/15/29 (c)	1,070,000	1,027,109
8.75% 4/15/30 (c)	6,430,000	5,591,078
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (c)	3,315,000	3,220,025
Mercer International, Inc. 5.125% 2/1/29	2,220,000	1,938,171
SPA Holdings 3 OY 4.875% 2/4/28 (c)	1,770,000	1,437,932
		14,298,230
Restaurants - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4% 10/15/30 (c)	7,635,000	6,196,299
CEC Entertainment LLC 6.75% 5/1/26 (c)	2,250,000	2,047,500
KFC Holding Co./Pizza Hut Holding LLC 4.75% 6/1/27 (c)	1,325,000	1,271,569
Papa John's International, Inc. 3.875% 9/15/29 (c)	870,000	743,850
Yum! Brands, Inc. 4.625% 1/31/32	2,585,000	2,283,770
		12,542,988
Services - 4.1%
Adtalem Global Education, Inc. 5.5% 3/1/28 (c)	4,564,000	4,335,800
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6% 6/1/29 (c)	1,050,000	779,305
Aramark Services, Inc. 6.375% 5/1/25 (c)	3,410,000	3,380,163
ASGN, Inc. 4.625% 5/15/28 (c)	5,875,000	5,192,186
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp. 4.625% 6/1/28 (c)	1,328,000	1,112,778
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375% 3/1/29 (c)	1,470,000	1,293,600
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (c)	2,405,000	2,139,248
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (c)	15,565,000	12,607,650
CoreCivic, Inc.:
4.625% 5/1/23	255,000	253,065
8.25% 4/15/26	3,735,000	3,692,387
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (c)	9,979,000	9,438,263
H&E Equipment Services, Inc. 3.875% 12/15/28 (c)	4,110,000	3,472,457
Hertz Corp.:
4.625% 12/1/26 (c)	1,680,000	1,438,937
5% 12/1/29 (c)	2,190,000	1,761,615
5.5% 10/15/24 (a)(c)(f)	3,155,000	7,888
6% 1/15/28 (a)(c)(f)	3,900,000	229,125
6.25% 10/15/22 (a)(f)	2,880,000	3,600
7.125% 8/1/26 (a)(c)(f)	3,980,000	159,200
KAR Auction Services, Inc. 5.125% 6/1/25 (c)	178,000	174,787
Sabre GLBL, Inc. 7.375% 9/1/25 (c)	2,500,000	2,368,500
Service Corp. International 5.125% 6/1/29	1,845,000	1,747,971
The GEO Group, Inc.:
9.5% 12/31/28 (c)	6,055,000	5,419,225
10.5% 6/30/28	2,453,000	2,333,213
Uber Technologies, Inc.:
4.5% 8/15/29 (c)	12,875,000	11,177,109
6.25% 1/15/28 (c)	2,145,000	2,048,475
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (c)	1,640,000	1,580,911
		78,147,458
Steel - 0.4%
Commercial Metals Co. 3.875% 2/15/31	1,125,000	933,772
Infrabuild Australia Pty Ltd. 12% 10/1/24 (c)	5,970,000	5,630,904
Roller Bearing Co. of America, Inc. 4.375% 10/15/29 (c)	690,000	619,275
		7,183,951
Super Retail - 1.2%
Asbury Automotive Group, Inc.:
4.5% 3/1/28	681,000	608,181
4.625% 11/15/29 (c)	1,520,000	1,303,400
4.75% 3/1/30	680,000	578,000
5% 2/15/32 (c)	1,520,000	1,269,428
Bath & Body Works, Inc. 6.625% 10/1/30 (c)	5,045,000	4,583,181
Carvana Co. 4.875% 9/1/29 (c)	1,730,000	983,522
EG Global Finance PLC:
6.75% 2/7/25 (c)	12,050,000	11,384,957
8.5% 10/30/25 (c)	2,520,000	2,353,176
		23,063,845
Technology - 4.2%
Arches Buyer, Inc.:
4.25% 6/1/28 (c)	1,580,000	1,271,900
6.125% 12/1/28 (c)	555,000	434,121
Black Knight InfoServ LLC 3.625% 9/1/28 (c)	2,675,000	2,340,625
Block, Inc.:
2.75% 6/1/26	2,555,000	2,270,552
3.5% 6/1/31	2,555,000	2,102,075
CA Magnum Holdings 5.375% (c)(g)	770,000	689,150
Camelot Finance SA 4.5% 11/1/26 (c)	2,285,000	2,125,050
CDW LLC/CDW Finance Corp. 4.25% 4/1/28	2,960,000	2,740,042
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (c)	4,225,000	4,045,902
Elastic NV 4.125% 7/15/29 (c)	1,275,000	1,078,943
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (c)	2,235,000	2,100,900
II-VI, Inc. 5% 12/15/29 (c)	1,385,000	1,233,162
Match Group Holdings II LLC:
4.125% 8/1/30 (c)	2,335,000	1,932,079
5% 12/15/27 (c)	1,235,000	1,139,288
5.625% 2/15/29 (c)	2,035,000	1,900,500
MicroStrategy, Inc. 6.125% 6/15/28 (c)	7,785,000	6,496,416
NCR Corp. 5.125% 4/15/29 (c)	1,775,000	1,657,442
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 10.75% 6/1/28 (c)	1,450,000	1,337,886
NortonLifeLock, Inc. 5% 4/15/25 (c)	6,075,000	5,996,025
onsemi 3.875% 9/1/28 (c)	3,110,000	2,773,498
Open Text Corp. 3.875% 12/1/29 (c)	2,200,000	1,774,151
Open Text Holdings, Inc.:
4.125% 2/15/30 (c)	3,095,000	2,491,057
4.125% 12/1/31 (c)	2,200,000	1,738,000
Qorvo, Inc. 4.375% 10/15/29	5,505,000	4,858,163
Rackspace Hosting, Inc. 5.375% 12/1/28 (c)	1,430,000	788,644
Roblox Corp. 3.875% 5/1/30 (c)	6,055,000	5,050,903
Sensata Technologies BV 4% 4/15/29 (c)	2,480,000	2,143,811
Synaptics, Inc. 4% 6/15/29 (c)	1,210,000	1,039,862
TTM Technologies, Inc. 4% 3/1/29 (c)	2,215,000	1,915,980
Twilio, Inc.:
3.625% 3/15/29	1,725,000	1,440,375
3.875% 3/15/31	1,805,000	1,456,509
Uber Technologies, Inc.:
7.5% 5/15/25 (c)	5,010,000	5,042,412
7.5% 9/15/27 (c)	2,765,000	2,768,525
Unisys Corp. 6.875% 11/1/27 (c)	1,425,000	1,188,878
		79,362,826
Telecommunications - 7.4%
Altice Financing SA:
5% 1/15/28 (c)	2,375,000	1,916,364
5.75% 8/15/29 (c)	7,480,000	6,033,443
Altice France SA:
5.125% 1/15/29 (c)	2,270,000	1,762,832
5.125% 7/15/29 (c)	4,510,000	3,426,067
5.5% 1/15/28 (c)	4,825,000	3,926,754
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (c)	9,965,000	8,794,113
Cablevision Lightpath LLC:
3.875% 9/15/27 (c)	1,280,000	1,117,094
5.625% 9/15/28 (c)	1,010,000	822,964
Cogent Communications Group, Inc. 3.5% 5/1/26 (c)	1,700,000	1,530,560
Consolidated Communications, Inc. 5% 10/1/28 (c)	1,320,000	1,016,813
Frontier Communications Holdings LLC:
5% 5/1/28 (c)	2,480,000	2,173,621
5.875% 10/15/27 (c)	2,440,000	2,275,910
5.875% 11/1/29	615,475	502,381
6% 1/15/30 (c)	3,035,000	2,500,901
6.75% 5/1/29 (c)	2,795,000	2,410,660
8.75% 5/15/30 (c)	2,210,000	2,274,930
Intelsat Jackson Holdings SA:
5.5% 8/1/23 (a)(f)	7,570,000	1
6.5% 3/15/30 (c)	10,625,000	9,631,350
8.5% 10/15/24 (a)(c)(f)	2,965,000	0
LCPR Senior Secured Financing DAC:
5.125% 7/15/29 (c)	2,520,000	2,167,200
6.75% 10/15/27 (c)	4,724,000	4,458,700
Level 3 Financing, Inc.:
3.75% 7/15/29 (c)	3,850,000	3,091,088
4.25% 7/1/28 (c)	3,420,000	2,842,875
4.625% 9/15/27 (c)	7,220,000	6,378,292
Lumen Technologies, Inc. 4% 2/15/27 (c)	4,225,000	3,672,518
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
4.75% 4/30/27 (c)	1,700,000	1,482,638
6% 2/15/28 (c)	790,000	616,322
Sable International Finance Ltd. 5.75% 9/7/27 (c)	4,895,000	4,466,688
Sabre GLBL, Inc. 9.25% 4/15/25 (c)	1,820,000	1,793,228
SBA Communications Corp. 3.875% 2/15/27	5,020,000	4,569,590
Sprint Capital Corp. 8.75% 3/15/32	26,030,000	31,423,917
Telecom Italia SpA 5.303% 5/30/24 (c)	2,020,000	1,944,492
Uniti Group, Inc. 6% 1/15/30 (c)	6,860,000	4,837,019
Windstream Escrow LLC 7.75% 8/15/28 (c)	10,615,000	9,124,452
Zayo Group Holdings, Inc.:
4% 3/1/27 (c)	3,835,000	3,269,338
6.125% 3/1/28 (c)	2,115,000	1,619,625
		139,874,740
Textiles/Apparel - 0.4%
Crocs, Inc.:
4.125% 8/15/31 (c)	3,760,000	2,959,321
4.25% 3/15/29 (c)	3,735,000	3,049,267
Victoria's Secret & Co. 4.625% 7/15/29 (c)	1,665,000	1,319,513
		7,328,101
Transportation Ex Air/Rail - 0.5%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (c)	9,000	8,594
4.375% 5/1/26 (c)	7,000	6,471
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (c)	5,110,000	4,844,919
Seaspan Corp.:
5.5% 8/1/29 (c)	3,695,000	3,042,962
6.5% 4/29/26 (c)	2,100,000	2,052,750
		9,955,696
Utilities - 5.6%
Clearway Energy Operating LLC 4.75% 3/15/28 (c)	5,885,000	5,509,831
DPL, Inc. 4.35% 4/15/29	9,480,000	8,330,408
InterGen NV 7% 6/30/23 (c)	30,215,000	28,704,250
NRG Energy, Inc.:
3.875% 2/15/32 (c)	1,470,000	1,164,975
5.25% 6/15/29 (c)	3,050,000	2,726,090
6.625% 1/15/27	891,000	883,939
Pacific Gas & Electric Co.:
3.75% 8/15/42	350,000	241,969
3.95% 12/1/47	2,495,000	1,704,100
4.55% 7/1/30	16,150,000	14,362,497
4.95% 7/1/50	23,225,000	18,535,482
PG&E Corp.:
5% 7/1/28	3,405,000	3,023,521
5.25% 7/1/30	9,430,000	8,152,235
Pike Corp. 5.5% 9/1/28 (c)	6,330,000	5,233,086
TerraForm Global, Inc. 6.125% 3/1/26 (c)	2,450,000	2,307,900
Vertiv Group Corp. 4.125% 11/15/28 (c)	3,055,000	2,642,575
Vistra Operations Co. LLC 5.625% 2/15/27 (c)	2,000,000	1,925,000
		105,447,858

TOTAL NONCONVERTIBLE BONDS		1,460,682,110

TOTAL CORPORATE BONDS
(Cost $1,681,054,884)		1,516,974,128
	Shares	Value

Common Stocks - 6.4%
Automotive & Auto Parts - 0.0%
UC Holdings, Inc. (a)(h)	32,168	161,805
Broadcasting - 0.0%
iHeartMedia, Inc. (h)	8,204	72,605
Chemicals - 0.0%
Corteva, Inc.	10,266	630,640
Energy - 4.7%
California Resources Corp.	233,262	11,653,770
California Resources Corp. warrants 10/27/24 (h)	20,004	367,073
Chesapeake Energy Corp. (i)	111,481	11,202,726
Chesapeake Energy Corp. (b)	2,990	300,465
Denbury, Inc. (h)	91,241	8,114,062
Denbury, Inc. warrants 9/18/25 (h)	117,577	7,054,620
EP Energy Corp. (a)(h)	218,900	2,046,715
Forbes Energy Services Ltd. (a)(h)	72,087	7
Jonah Energy Parent LLC (a)(h)	425,801	29,942,326
Mesquite Energy, Inc. (a)(h)	214,437	13,606,008
Noble Corp. (c)	1,017	30,866
Noble Corp. (h)	6,653	201,919
Noble Corp.:
warrants 2/5/28 (h)	27,051	435,521
warrants 2/5/28 (h)	27,051	371,951
PureWest Energy (a)	2,832	33,999
PureWest Energy rights (a)(h)	1,707	0
Superior Energy Services, Inc. Class A (a)(h)	15,005	384,137
Tidewater, Inc. warrants 11/14/42 (h)	8,251	201,079
Tribune Resources, Inc. (a)(h)	182,155	103,828
Tribune Resources, Inc. warrants 3/30/23 (a)(h)	51,925	1
Valaris Ltd. (h)	38,587	1,967,165

TOTAL ENERGY		88,018,238

Entertainment/Film - 0.0%
New Cotai LLC/New Cotai Capital Corp. (a)(b)(h)	1,330,466	13
Food & Drug Retail - 0.9%
Northeast Grocery, Inc. (a)(b)	228,430	90,888
Southeastern Grocers, Inc. (a)(b)(h)	687,397	15,837,627

TOTAL FOOD & DRUG RETAIL		15,928,515

Gaming - 0.1%
Caesars Entertainment, Inc. (h)	57,808	2,492,681
Studio City International Holdings Ltd.:
ADR (c)	25,434	44,255
(NYSE) ADR (h)	28,000	48,720

TOTAL GAMING		2,585,656

Telecommunications - 0.1%
CUI Acquisition Corp. Class E (a)(h)	0	16,065
Frontier Communications Parent, Inc. (h)	77,463	1,995,447
Intelsat Jackson Holdings SA:
Series A rights (a)(h)	10,413	89,552
Series B rights (a)(h)	10,413	330,300

TOTAL TELECOMMUNICATIONS		2,431,364

Textiles/Apparel - 0.3%
Intelsat Emergence SA (a)	99,434	4,492,428
Utilities - 0.3%
Vistra Corp.	220,662	5,461,385
TOTAL COMMON STOCKS
(Cost $49,721,251)		119,782,649

Convertible Preferred Stocks - 0.4%
Utilities - 0.4%
PG&E Corp.
(Cost $6,993,013)	61,000	6,938,574
	Principal Amount	Value

Bank Loan Obligations - 4.1%
Banks & Thrifts - 0.0%
First Eagle Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 4.7504% 2/1/27 (d)(e)(j)	1,067,902	1,020,231
Broadcasting - 0.1%
Diamond Sports Group LLC 1LN, term loan CME Term SOFR 1 Month Index + 8.000% 10.3874% 5/25/26 (d)(e)(j)	367,030	344,894
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 1 month U.S. LIBOR + 3.500% 5.5239% 8/14/26 (d)(e)(j)	1,130,162	1,112,645

TOTAL BROADCASTING		1,457,539

Building Materials - 0.1%
Hunter Douglas, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.3399% 2/25/29 (d)(e)(j)	1,545,000	1,346,468
Cable/Satellite TV - 0.1%
Numericable LLC Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 6.9051% 8/14/26 (d)(e)(j)	1,058,750	1,023,811
Chemicals - 0.5%
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.3633% 5/7/25 (a)(d)(e)(j)	5,727,150	5,526,700
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 5.2929% 5/7/25 (d)(e)(j)	523,200	507,504
Discovery Purchaser Corp. 1LN, term loan CME Term SOFR 1 Month Index + 4.370% 8/3/29 (e)(j)(k)	2,860,000	2,677,675
Starfruit U.S. Holdco LLC Tranche B, term loan 1 month U.S. LIBOR + 3.000% 5.2504% 10/1/25 (d)(e)(j)	653,189	635,716

TOTAL CHEMICALS		9,347,595

Consumer Products - 0.1%
Michaels Companies, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 6.5004% 4/15/28 (d)(e)(j)	925,650	764,531
The Golub Corp. 2LN, term loan 3 month U.S. LIBOR + 13.500% 16.37% 5/8/26 (a)(d)(e)(j)	1,416,448	1,416,448

TOTAL CONSUMER PRODUCTS		2,180,979

Diversified Financial Services - 0.7%
Cabazon Finance Authority term loan 11% 3/7/24 pay-in-kind (a)(d)(j)	2,887,033	2,887,033
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.762% 3/1/25 (d)(e)(j)	251,648	246,721
Softbank SVF II Cayman LP 1LN, term loan 3 month U.S. LIBOR + 5.000% 5% 12/31/24 (a)(d)(e)(j)	10,424,789	10,424,789

TOTAL DIVERSIFIED FINANCIAL SERVICES		13,558,543

Energy - 0.1%
Citgo Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 7.000% 9.5239% 8/1/23 (d)(e)(j)	294,424	293,779
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 7.08% 3/1/26 (d)(e)(j)	1,758,372	1,489,781
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (a)(e)(f)(j)	3,964,252	0
term loan 3 month U.S. LIBOR + 0.000% 0% (a)(e)(f)(j)	1,710,000	0

TOTAL ENERGY		1,783,560

Food/Beverage/Tobacco - 0.1%
Del Monte Foods, Inc. Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 4.250% 6.647% 5/16/29 (d)(e)(j)	1,885,000	1,813,144
Gaming - 0.1%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.46% 10/20/24 (d)(e)(j)	967,500	955,706
Scientific Games Holdings LP term loan CME Term SOFR 1 Month Index + 3.500% 5.6165% 4/4/29 (d)(e)(j)	455,000	437,624

TOTAL GAMING		1,393,330

Healthcare - 0.1%
Electron BidCo, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.5239% 11/1/28 (d)(e)(j)	289,275	281,592
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.7739% 11/15/28 (d)(e)(j)	1,132,163	1,101,028

TOTAL HEALTHCARE		1,382,620

Hotels - 0.1%
Travelport Finance Luxembourg SARL 1LN, term loan 3 month U.S. LIBOR + 6.750% 9.0004% 5/30/26 (d)(e)(j)	1,387,211	1,025,385
Insurance - 0.1%
Acrisure LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 6.6223% 2/15/27 (d)(e)(j)	213,925	207,330
Alliant Holdings Intermediate LLC:
Tranche B, term loan 1 month U.S. LIBOR + 3.250% 5.7739% 5/10/25 (d)(e)(j)	61,766	60,473
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.250% 5.7739% 5/9/25 (d)(e)(j)	1,998,200	1,954,080
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.2504% 5/16/24 (d)(e)(j)	438,150	432,581

TOTAL INSURANCE		2,654,464

Leisure - 0.0%
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 6.0239% 8/17/28 (d)(e)(j)	43,099	41,860
Railroad - 0.0%
Einstein Merger Sub, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.8059% 11/23/29 (a)(d)(e)(j)	915,000	910,425
Services - 0.6%
ABG Intermediate Holdings 2 LLC Tranche B 2LN, term loan CME Term SOFR 1 Month Index + 6.000% 8.5553% 12/20/29 (d)(e)(j)	165,000	153,450
Ascend Learning LLC 2LN, term loan 1 month U.S. LIBOR + 5.750% 8.2739% 12/10/29 (d)(e)(j)	305,000	273,280
Asurion LLC 1LN, term loan CME Term SOFR 1 Month Index + 4.000% 6.4011% 8/16/28 (d)(e)(j)	4,300,000	4,006,181
Finastra U.S.A., Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 10.6207% 6/13/25 (d)(e)(j)	4,035,000	3,590,020
KUEHG Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.5004% 8/22/25 (d)(e)(j)	2,230,000	2,170,526
Spin Holdco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 5.6107% 3/4/28 (d)(e)(j)	1,491,125	1,397,930

TOTAL SERVICES		11,591,387

Super Retail - 0.1%
Bass Pro Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 6.1223% 3/5/28 (d)(e)(j)	2,636,248	2,546,615
Technology - 1.2%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.0004% 8/10/25 (d)(e)(j)	4,935,897	3,998,077
Athenahealth Group, Inc.:
Tranche B 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 5.7998% 2/15/29 (d)(e)(j)	2,727,681	2,604,936
Tranche DD 1LN, term loan CME Term SOFR 1 Month Index + 3.500% 2/15/29 (e)(j)(l)	462,319	441,514
Ceridian HCM Holding, Inc. Tranche B, term loan 1 month U.S. LIBOR + 2.500% 5.0239% 4/30/25 (d)(e)(j)	1,578,500	1,536,670
Epicor Software Corp. 2LN, term loan 1 month U.S. LIBOR + 7.750% 10.2739% 7/31/28 (d)(e)(j)	1,945,000	1,934,458
UKG, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.1223% 5/4/26 (d)(e)(j)	695,338	676,306
Ultimate Software Group, Inc.:
1LN, term loan 1 month U.S. LIBOR + 3.250% 5.5351% 5/3/26 (d)(e)(j)	3,928,310	3,799,933
2LN, term loan 1 month U.S. LIBOR + 5.250% 7.5351% 5/3/27 (d)(e)(j)	6,955,000	6,758,313
VS Buyer LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 5.3723% 2/28/27 (d)(e)(j)	439,875	430,528

TOTAL TECHNOLOGY		22,180,735

TOTAL BANK LOAN OBLIGATIONS
(Cost $83,477,281)		77,258,691

Preferred Securities - 1.6%
Banks & Thrifts - 1.4%
Bank of America Corp.:
4.3% (d)(g)	2,610,000	2,198,180
6.1% (d)(g)	3,690,000	3,758,157
6.25% (d)(g)	2,310,000	2,352,861
Citigroup, Inc. 5.95% (d)(g)	4,825,000	4,801,064
JPMorgan Chase & Co. 6% (d)(g)	11,680,000	11,482,659
Wells Fargo & Co. 5.9% (d)(g)	1,955,000	1,863,751

TOTAL BANKS & THRIFTS		26,456,672

Energy - 0.0%
MPLX LP 6.875% (d)(g)	1,270,000	1,228,878
Summit Midstream Partners LP 9.5% (d)(g)	204,000	146,930

TOTAL ENERGY		1,375,808

Insurance - 0.2%
Alliant Holdings Intermediate LLC 9.75% (a)(g)	4,000,000	3,326,766
TOTAL PREFERRED SECURITIES
(Cost $33,485,267)		31,159,246
	Shares	Value

Other - 0.6%
Other - 0.6%
Fidelity Direct Lending Fund, LP (b)(m)		11,189,162
Tribune Co. Claim (a)(h)	11,217	7,516

TOTAL OTHER

(Cost $11,283,309)		11,196,678

Money Market Funds - 5.8%
Fidelity Cash Central Fund 2.33% (n)	99,228,550	99,248,396
Fidelity Securities Lending Cash Central Fund 2.34% (n)(o)	10,578,942	10,580,000
TOTAL MONEY MARKET FUNDS
(Cost $109,828,396)		109,828,396
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $1,975,843,401)		1,873,138,362
NET OTHER ASSETS (LIABILITIES) - 0.4%		7,058,389
NET ASSETS - 100%		$1,880,196,751

Legend

 (a) Level 3 security

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $58,637,538 or 3.1% of net assets.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,131,427,669 or 60.2% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing - Security is in default.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Non-income producing

 (i) Security or a portion of the security is on loan at period end.

 (j) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (k) The coupon rate will be determined upon settlement of the loan after period end.

 (l) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $462,319 and $441,514, respectively.

 (m) Affiliated Fund

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$28,315
Fidelity Direct Lending Fund, LP	12/9/21 - 8/31/22	$11,272,092
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 1/18/22	$1,687,240
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 1/18/22	$2,913,114
New Cotai LLC/New Cotai Capital Corp.	9/11/20	$6,590,796
Northeast Grocery, Inc.	11/8/21	$90,888
Southeastern Grocers, Inc.	6/1/18 - 4/26/19	$5,072,958

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.33%	$101,214,485	$609,729,238	$611,695,327	$451,029	$--	$--	$99,248,396	0.2%
Fidelity Securities Lending Cash Central Fund 2.34%	--	59,297,544	48,717,544	5,229	--	--	10,580,000	0.0%
Total	$101,214,485	$669,026,782	$660,412,871	$456,258	$--	$--	$109,828,396

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur, and are excluded from purchases and sales below if applicable. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Direct Lending Fund, LP	$--	$11,272,092	$--	$359,363	$--	$(82,930)	$11,189,162
Total	$--	$11,272,092	$--	$359,363	$--	$(82,930)	$11,189,162

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Amounts in this Investment Valuation section exclude the value of Fidelity Direct Lending Fund, LP as presented in the Schedule of Investments. Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$6,996,410	$2,068,052	$--	$4,928,358
Consumer Discretionary	2,747,461	2,585,656	--	161,805
Consumer Staples	15,928,515	--	--	15,928,515
Energy	87,984,239	41,700,138	201,079	46,083,022
Materials	630,640	630,640	--	--
Utilities	12,433,958	5,461,385	6,938,574	33,999
Corporate Bonds	1,516,974,128	--	1,484,205,740	32,768,388
Bank Loan Obligations	77,258,691	--	56,093,296	21,165,395
Preferred Securities	31,159,246	--	27,832,480	3,326,766
Other	7,516	--	--	7,516
Money Market Funds	109,828,396	109,828,396	--	--
Total Investments in Securities:	$1,861,949,200	$162,274,267	$1,575,271,169	$124,403,764

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Energy
Beginning Balance	$47,227,878
Net Realized Gain (Loss) on Investment Securities	1,515,188
Net Unrealized Gain (Loss) on Investment Securities	16,924,492
Cost of Purchases	--
Proceeds of Sales	(19,591,550)
Amortization/Accretion	--
Transfers into Level 3	7,014
Transfers out of Level 3	--
Ending Balance	$46,083,022
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2022	$16,924,492
Corporate Bonds
Beginning Balance	$15,036,742
Net Realized Gain (Loss) on Investment Securities	(3,431,383)
Net Unrealized Gain (Loss) on Investment Securities	19,489,906
Cost of Purchases	1,821,149
Proceeds of Sales	(5,540,463)
Amortization/Accretion	(130,715)
Transfers into Level 3	5,537,500
Transfers out of Level 3	(14,348)
Ending Balance	$32,768,388
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2022	$18,611,796
Bank Loan Obligations
Beginning Balance	$9,456,454
Net Realized Gain (Loss) on Investment Securities	17,522
Net Unrealized Gain (Loss) on Investment Securities	(110,946)
Cost of Purchases	13,499,356
Proceeds of Sales	(1,732,786)
Amortization/Accretion	35,795
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$21,165,395
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2022	$(92,715)
Other Investments in Securities
Beginning Balance	$23,816,346
Net Realized Gain (Loss) on Investment Securities	(1)
Net Unrealized Gain (Loss) on Investment Securities	(2,445,670)
Cost of Purchases	4,055,143
Proceeds of Sales	(1,038,859)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$24,386,959
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2022	$(2,445,670)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2022
Assets
Investment in securities, at value (including securities loaned of $10,631,842) — See accompanying schedule: Unaffiliated issuers (cost $1,854,742,913)	$1,752,120,804
Fidelity Central Funds (cost $109,828,396)	109,828,396
Other affiliated issuers (cost $11,272,092)	11,189,162
Total Investment in Securities (cost $1,975,843,401)		$1,873,138,362
Cash		53,565
Receivable for fund shares sold		553
Dividends receivable		407,808
Interest receivable		26,649,093
Distributions receivable from Fidelity Central Funds		229,253
Other receivables		113
Total assets		1,900,478,747
Liabilities
Payable for investments purchased	$9,404,523
Payable for fund shares redeemed	102,726
Accrued management fee	194,483
Other payables and accrued expenses	264
Collateral on securities loaned	10,580,000
Total liabilities		20,281,996
Net Assets		$1,880,196,751
Net Assets consist of:
Paid in capital		$1,979,839,033
Total accumulated earnings (loss)		(99,642,282)
Net Assets		$1,880,196,751
Net Asset Value, offering price and redemption price per share ($1,880,196,751 ÷ 18,253,501 shares)		$103.00

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2022
Investment Income
Dividends (including $359,363 earned from other affiliated issuers)		$7,478,871
Interest		110,875,860
Income from Fidelity Central Funds (including $5,229 from security lending)		456,258
Total income		118,810,989
Expenses
Custodian fees and expenses	$2,118
Independent directors' fees and expenses	7,189
Legal	884,307
Miscellaneous	18
Total expenses before reductions	893,632
Expense reductions	(327)
Total expenses after reductions		893,305
Net investment income (loss)		117,917,684
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	32,474,161
Total net realized gain (loss)		32,474,161
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(268,237,283)
Affiliated issuers	(82,930)
Total change in net unrealized appreciation (depreciation)		(268,320,213)
Net gain (loss)		(235,846,052)
Net increase (decrease) in net assets resulting from operations		$(117,928,368)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$117,917,684	$138,033,576
Net realized gain (loss)	32,474,161	8,306,687
Change in net unrealized appreciation (depreciation)	(268,320,213)	196,172,701
Net increase (decrease) in net assets resulting from operations	(117,928,368)	342,512,964
Distributions to shareholders	(114,089,238)	(134,064,264)
Affiliated share transactions
Proceeds from sales of shares	33,321,999	419,626,749
Reinvestment of distributions	113,960,859	133,259,818
Cost of shares redeemed	(469,474,595)	(1,016,564,138)
Net increase (decrease) in net assets resulting from share transactions	(322,191,737)	(463,677,571)
Total increase (decrease) in net assets	(554,209,343)	(255,228,871)
Net Assets
Beginning of period	2,434,406,094	2,689,634,965
End of period	$1,880,196,751	$2,434,406,094
Other Information
Shares
Sold	294,378	3,910,646
Issued in reinvestment of distributions	1,041,571	1,207,995
Redeemed	(4,157,418)	(9,398,838)
Net increase (decrease)	(2,821,469)	(4,280,197)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Central Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$115.51	$106.08	$111.37	$112.30	$113.78
Income from Investment Operations
Net investment income (loss)A,B	6.198	6.202	6.432	7.276	7.336
Net realized and unrealized gain (loss)	(12.709)	9.246	(5.023)	(.267)	(1.497)
Total from investment operations	(6.511)	15.448	1.409	7.009	5.839
Distributions from net investment income	(5.999)	(6.018)	(6.685)	(7.089)	(7.240)
Distributions from net realized gain	–	–	(.014)	(.850)	(.079)
Total distributions	(5.999)	(6.018)	(6.699)	(7.939)	(7.319)
Net asset value, end of period	$103.00	$115.51	$106.08	$111.37	$112.30
Total ReturnC	(5.81)%	14.97%	1.45%	6.59%	5.29%
Ratios to Average Net AssetsB,D,E
Expenses before reductions	.04%	- %F	- %F	- %F	- %F
Expenses net of fee waivers, if any	.04%	- %F	- %F	- %F	- %F
Expenses net of all reductions	.04%	- %F	- %F	- %F	- %F
Net investment income (loss)	5.63%	5.62%	6.06%	6.70%	6.49%
Supplemental Data
Net assets, end of period (000 omitted)	$1,880,197	$2,434,406	$2,689,635	$2,600,771	$884,331
Portfolio turnover rateG	23%	37%	59%H	39%H,I	57%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report. For additional expense information related to investments in Fidelity Direct Lending Fund, LP, please refer to the Investment in Fidelity Direct Lending Fund, LP note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2022

1. Organization.

Fidelity High Income Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Investment in Fidelity Direct Lending Fund, LP.

The Fund invests in Fidelity Direct Lending Fund, LP, which is a limited partnership available only to certain investment companies managed by the investment adviser and its affiliates. The Fund's limited partnership interest is not registered under the Securities Act of 1933, and is subject to substantial restrictions on transfer. The Fund has no redemption rights under the partnership agreement. There will be no trading market for the partnership interest, and the Fund most likely will hold its interest until Fidelity Direct Lending Fund, LP converts by operation of law to a Delaware corporation, trust, or other limited liability entity and (i) registers as a closed-end management investment company under the 1940 Act or (ii) elects to be treated as a business development company under the 1940 Act.

Based on its investment objective, Fidelity Direct Lending Fund, LP may invest or participate in various investments or strategies that are similar to those in which the Fund may invest or participate. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of Fidelity Direct Lending Fund, LP and thus a decline in the value of the Fund. The Fidelity Direct Lending Fund, LP intends to invest primarily in direct loans made to private U.S. companies, specifically small- and middle-market companies.

The Schedule of Investments lists Fidelity Direct Lending Fund, LP as an investment as of period end, but does not include the underlying holdings of Fidelity Direct Lending Fund, LP. Fidelity Direct Lending Fund, LP represented less than 5% of the Fund's net assets at period end. The Fund indirectly bears its proportionate share of the expenses of Fidelity Direct Lending Fund, LP, which commenced operations on December 8, 2021. The annualized expense ratio for Fidelity Direct Lending Fund, LP for the period ended April 30, 2022 was .07%.

4. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Fidelity Direct Lending Fund, LP is valued using NAV as a practical expedient in accordance with the specialized accounting guidance for investment companies.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker and valuations using NAV as a practical expedient.

Asset Type	Fair Value	Valuation Technique (s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$67,135,699	Market approach	Transaction price	$0.77	Increase
			Parity price	$0.40 - $25.60 / $20.19	Increase
		Recovery value	Recovery value	$0.00 - $45,228.15 / $45,228.15	Increase
		Book value	Book value multiple	1.0	Increase
		Market comparable	Enterprise value/Revenue multiple (EV/R)	0.3	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	3.0 - 6.0 / 3.6	Increase
			Daily production multiple ($/Million cubic feet per day)	$2,750.00	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$26,000.00	Increase
			Enterprise value/PV-10 multiple (EV/PV10)	0.4 - 0.9 / 0.6	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	0.6 - 6.5 / 2.4	Increase
		Discounted cash flow	Discount rate	8.0% - 12.6% / 9.9%	Decrease
			Term	1.3	Increase
		Straight line	Price of underlying security	$0.77	Increase
			Strike price	$6.15	Decrease
Corporate Bonds	$32,768,388	Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$0.13 - $5.88 / $4.97	Increase
		Book value	Book value multiple	1.0	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	3.0	Increase
			Daily production multiple ($/Barrels of oil equivalent per day)	$26,000.00	Increase
			Enterprise value/PV-10 multiple (EV/PV10)	0.9	Increase
			Enterprise value/Proved reserves multiple (EV/PR)	6.5	Increase
		Discounted cash flow	Discount rate	10.0%	Decrease
Preferred Securities	$3,326,766	Discounted cash flow	Discount rate	12.3%	Decrease
Bank Loan Obligations	$21,165,395	Market approach	Transaction price	$99.50 - $100.00 / $99.96	Increase
		Recovery value	Recovery value	$0.00	Increase
		Indicative market price	Evaluated bid	$96.50	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	6.5	Increase
			Discount for lack of marketability	15.0%	Decrease
Other	$7,516	Recovery value	Recovery value	$0.67	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, defaulted bonds, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$121,803,141
Gross unrealized depreciation	(225,506,695)
Net unrealized appreciation (depreciation)	$(103,703,554)
Tax Cost	$1,976,841,916

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,061,273
Net unrealized appreciation (depreciation) on securities and other investments	$(103,703,554)

The tax character of distributions paid was as follows:

	August 31, 2022	August 31, 2021
Ordinary Income	$114,089,238	$ 134,064,264

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. The amount of commitments outstanding at period end are presented in the table below. These commitments are not included in the net assets of the Fund at period end.

	Investment to be Acquired	Commitment Amount
Fidelity High Income Central Fund	Fidelity Direct Lending Fund, LP	$15,727,908

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity High Income Central Fund	471,126,512	769,579,230

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity High Income Central Fund	$660

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity High Income Central Fund	–	2,870,701	1,317,141

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity High Income Central Fund	$533	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $327.

9. Other.

A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Risk and Uncertainties.

Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity High Income Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity High Income Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 14, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the Fidelity Central Investment Portfolios LLC and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 316 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period-B March 1, 2022 to August 31, 2022
Fidelity High Income Central Fund	.0816%
Actual		$1,000.00	$951.00	$.40
Hypothetical-C		$1,000.00	$1,024.79	$.42

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $97,334,244 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $113,154,691 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity High Income Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HICII-ANN-1022
1.861961.114

Fidelity® Specialized High Income Central Fund

Annual Report

August 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Directors and Officers (Trustees and Officers)
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2022	Past 1 year	Past 5 years	Past 10 years
Fidelity® Specialized High Income Central Fund	(9.98)%	2.16%	3.85%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Specialized High Income Central Fund on August 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofA® BB US High Yield Constrained Index performed over the same period.

18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
$10,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values
$14,596	Fidelity® Specialized High Income Central Fund
$15,658	ICE® BofA® BB US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index returned -10.43% for the 12 months ending August 31, 2022, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia–Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, and concerns about the outlook for economic growth sent stocks into bear market territory. In early May, the Fed approved a rare half-percentage-point interest rate increase and announced plans to shrink its $9 trillion asset portfolio. June began with the Fed allowing up to billions in Treasuries and mortgage bonds to mature every month without investing the proceeds. Two weeks later, the central bank raised rates by 0.75 percentage points, its largest increase since 1994, and said it was becoming more difficult to achieve a soft landing, in which the economy slows enough to bring down inflation while avoiding a recession. Against this volatile backdrop, the index returned -14.03% in the first half of 2022. High yield sharply reversed course in July (+6.02%), even as the central bank again raised its benchmark interest rate by 0.75%, before a leg down in August (-2.39%). For the full 12 months, the health care and banking industries (-16% each) lagged most, followed by retail (-14%). In contrast, energy led the way, returning about -4% amid a surge in commodity prices, while transportation returned roughly -7%.

Comments from Co-Managers Benjamin Harrison, Alexandre Karam and Michael Weaver:  For the fiscal year ending August 31, 2022, the fund returned -9.98%, outperforming the -10.42% result of the benchmark, the ICE BofA® BB US High Yield Constrained Index. The fund's core allocation to high-yield bonds returned -10.39% and contributed to performance versus the benchmark. By industry, market selection was the primary contributor, especially an underweighting in banking. Security selection in consumer goods and utility also helped. The biggest individual relative contributor was an overweight position in Crestwood Midstream (-2%). Crestwood Midstream was among the biggest holdings in the fund. Also adding value was our outsized stake in JBS, which returned 0%. The fund's non-benchmark stake in TransDigm returned roughly 0% and helped our relative result. Conversely, the largest detractor from performance versus the benchmark was our security picks in telecommunications. Security selection in leisure and media also hampered the fund's relative performance. The biggest individual relative detractor was an overweight position in T-Mobile USA (-14%). T-Mobile was among our largest holdings. Our second-largest detractor this period was Telecom Italia Capital. The fund's investment in securities issued by Telecom Italia Capital returned -26% the past year. Another notable relative detractor was our lighter-than-benchmark stake in Newell Brands (-15%). By quality, security selection in bonds rated BBB and Above added the most value versus the benchmark, while security choices among BB-rated bonds hurt the most. Notable changes in positioning include increased exposure to the health care industry and a lower allocation to telecommunications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On January 3, 2022, Benjamin Harrison assumed co-management responsibilities for the fund.

Investment Summary (Unaudited)

Top Bond Issuers as of August 31, 2022

(by issuer, excluding cash equivalents)	% of fund's net assets
Sprint Capital Corp.	3.1
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	2.7
Occidental Petroleum Corp.	2.7
CCO Holdings LLC/CCO Holdings Capital Corp.	2.3
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.	2.2
Tenet Healthcare Corp.	2.2
HCA Holdings, Inc.	2.2
PG&E Corp.	2.1
TransDigm, Inc.	1.7
Vistra Operations Co. LLC	1.7
22.9

Top Five Market Sectors as of August 31, 2022

% of fund's net assets
Energy	14.6
Telecommunications	9.4
Healthcare	8.2
Utilities	7.3
Diversified Financial Services	5.3

Quality Diversification (% of fund's net assets)

As of August 31, 2022
BBB	7.1%
BB	57.3%
B	24.1%
Short-Term Investments and Net Other Assets	11.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2022*
Nonconvertible Bonds	86.8%
Convertible Bonds, Preferred Stocks	0.6%
Bank Loan Obligations	0.1%
Preferred Securities	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	11.5%

 * Foreign investments - 11.1%

Geographic Diversification (% of fund's net assets)

As of August 31, 2022
United States of America*	88.9%
Canada	2.0%
Multi-National	1.7%
Netherlands	1.5%
United Kingdom	1.3%
Panama	1.0%
Luxembourg	1.0%
Cayman Islands	1.0%
Ireland	0.8%
Other	0.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments August 31, 2022

Showing Percentage of Net Assets

Corporate Bonds - 87.4%
	Principal Amount	Value
Convertible Bonds - 0.6%
Broadcasting - 0.6%
DISH Network Corp. 3.375% 8/15/26	$2,658,000	$1,912,594
Nonconvertible Bonds - 86.8%
Aerospace - 3.5%
BWX Technologies, Inc. 4.125% 6/30/28 (a)	995,000	915,400
Howmet Aerospace, Inc. 6.75% 1/15/28	755,000	777,650
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	2,085,000	1,795,884
Moog, Inc. 4.25% 12/15/27 (a)	1,460,000	1,336,411
Rolls-Royce PLC 5.75% 10/15/27 (a)	1,270,000	1,149,134
TransDigm, Inc. 6.25% 3/15/26 (a)	5,853,000	5,750,573
		11,725,052
Air Transportation - 0.2%
United Airlines, Inc. 4.375% 4/15/26 (a)	670,000	610,873
Automotive & Auto Parts - 1.8%
Allison Transmission, Inc. 3.75% 1/30/31 (a)	1,270,000	1,029,119
Dana, Inc. 4.5% 2/15/32	365,000	291,395
Ford Motor Credit Co. LLC:
2.3% 2/10/25	360,000	328,176
2.9% 2/10/29	360,000	291,330
4% 11/13/30	1,710,000	1,428,500
4.687% 6/9/25	1,005,000	964,800
5.113% 5/3/29	650,000	600,714
5.125% 6/16/25	660,000	644,714
LCM Investments Holdings 4.875% 5/1/29 (a)	160,000	133,569
Thor Industries, Inc. 4% 10/15/29 (a)	475,000	385,153
		6,097,470
Banks & Thrifts - 0.4%
Jane Street Group LLC/JSG Finance, Inc. 4.5% 11/15/29 (a)	205,000	185,748
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (a)	1,360,000	1,094,800
		1,280,548
Broadcasting - 1.8%
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (a)	650,000	123,500
Scripps Escrow II, Inc. 3.875% 1/15/29 (a)	465,000	394,255
Sirius XM Radio, Inc.:
3.875% 9/1/31 (a)	365,000	294,738
5% 8/1/27 (a)	1,160,000	1,092,001
5.5% 7/1/29 (a)	2,845,000	2,660,303
TEGNA, Inc.:
4.625% 3/15/28	1,270,000	1,216,812
5% 9/15/29	240,000	229,730
		6,011,339
Building Materials - 1.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	1,880,000	1,786,000
Builders FirstSource, Inc. 4.25% 2/1/32 (a)	350,000	279,382
Standard Industries, Inc./New Jersey 4.375% 7/15/30 (a)	1,485,000	1,179,127
		3,244,509
Cable/Satellite TV - 4.1%
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (a)	200,000	163,189
4.5% 8/15/30 (a)	780,000	655,961
4.5% 5/1/32	2,370,000	1,923,208
4.5% 6/1/33 (a)	730,000	573,050
5% 2/1/28 (a)	4,914,000	4,490,511
CSC Holdings LLC:
3.375% 2/15/31 (a)	2,495,000	1,868,655
4.125% 12/1/30 (a)	5,000	4,050
5.375% 2/1/28 (a)	700,000	635,852
5.5% 4/15/27 (a)	1,961,000	1,858,597
VZ Secured Financing BV 5% 1/15/32 (a)	1,805,000	1,471,707
		13,644,780
Chemicals - 4.9%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (a)	1,200,000	1,111,500
Methanex Corp.:
5.125% 10/15/27	1,585,000	1,443,143
5.25% 12/15/29	130,000	109,211
5.65% 12/1/44	1,034,000	754,794
NOVA Chemicals Corp. 5.25% 6/1/27 (a)	1,960,000	1,730,474
Nufarm Australia Ltd. 5% 1/27/30 (a)	895,000	742,850
Olin Corp.:
5% 2/1/30	1,944,000	1,764,214
5.125% 9/15/27	2,525,000	2,396,616
SPCM SA 3.125% 3/15/27 (a)	360,000	319,500
The Chemours Co. LLC 5.375% 5/15/27	2,885,000	2,661,009
Valvoline, Inc. 4.25% 2/15/30 (a)	1,410,000	1,374,609
W.R. Grace Holding LLC:
4.875% 6/15/27 (a)	630,000	582,674
5.625% 10/1/24 (a)	1,246,000	1,230,425
		16,221,019
Consumer Products - 0.4%
Mattel, Inc. 3.75% 4/1/29 (a)	630,000	561,330
Newell Brands, Inc. 5.625% 4/1/36 (b)	565,000	506,014
Tempur Sealy International, Inc. 3.875% 10/15/31 (a)	375,000	288,554
		1,355,898
Containers - 0.7%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (a)	1,155,000	996,384
Ball Corp. 3.125% 9/15/31	1,280,000	1,036,705
Graphic Packaging International, Inc. 3.75% 2/1/30 (a)	180,000	154,706
OI European Group BV 4.75% 2/15/30 (a)	370,000	299,589
		2,487,384
Diversified Financial Services - 5.3%
Altus Midstream LP 5.875% 6/15/30 (a)	340,000	323,445
Coinbase Global, Inc.:
3.375% 10/1/28 (a)	905,000	584,861
3.625% 10/1/31 (a)	2,005,000	1,220,714
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.25% 5/15/27	6,705,000	6,093,169
6.25% 5/15/26	3,149,000	3,018,742
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (a)	1,005,000	879,132
LPL Holdings, Inc. 4% 3/15/29 (a)	1,420,000	1,257,296
MSCI, Inc. 3.25% 8/15/33 (a)	285,000	226,203
OneMain Finance Corp.:
3.5% 1/15/27	2,475,000	2,042,841
6.875% 3/15/25	1,585,000	1,540,659
7.125% 3/15/26	624,000	587,006
		17,774,068
Diversified Media - 0.5%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (a)	1,765,000	1,517,900
Energy - 14.6%
Apache Corp.:
4.25% 1/15/30	244,000	220,361
5.1% 9/1/40	686,000	583,100
5.25% 2/1/42	1,030,000	863,011
5.35% 7/1/49	170,000	139,507
Cheniere Energy Partners LP:
3.25% 1/31/32	365,000	292,183
4% 3/1/31	1,355,000	1,187,319
Cheniere Energy, Inc. 4.625% 10/15/28	1,233,000	1,188,069
CNX Midstream Partners LP 4.75% 4/15/30 (a)	150,000	126,629
Colgate Energy Partners III LLC 5.875% 7/1/29 (a)	190,000	177,175
Continental Resources, Inc. 5.75% 1/15/31 (a)	1,860,000	1,780,324
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	2,198,000	2,049,635
5.75% 4/1/25	3,871,000	3,730,773
6% 2/1/29 (a)	1,910,000	1,764,363
CVR Energy, Inc.:
5.25% 2/15/25 (a)	840,000	792,424
5.75% 2/15/28 (a)	175,000	159,250
DCP Midstream Operating LP:
5.6% 4/1/44	100,000	96,391
6.45% 11/3/36 (a)	435,000	438,558
8.125% 8/16/30	30,000	33,795
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (a)	905,000	892,692
EnLink Midstream LLC 5.625% 1/15/28 (a)	220,000	211,343
EnLink Midstream Partners LP:
5.05% 4/1/45	290,000	208,928
5.45% 6/1/47	605,000	462,069
5.6% 4/1/44	1,018,000	797,730
EQM Midstream Partners LP:
4.75% 1/15/31 (a)	1,140,000	985,940
5.5% 7/15/28	905,000	827,405
6.5% 7/15/48	550,000	466,659
7.5% 6/1/27 (a)	710,000	702,076
EQT Corp. 3.9% 10/1/27	1,654,000	1,565,709
Hess Midstream Partners LP:
5.125% 6/15/28 (a)	1,130,000	1,049,488
5.625% 2/15/26 (a)	592,000	577,241
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (a)	380,000	359,077
Holly Energy Partners LP/Holly Energy Finance Corp.:
5% 2/1/28 (a)	365,000	339,877
6.375% 4/15/27 (a)	300,000	291,949
New Fortress Energy, Inc. 6.5% 9/30/26 (a)	3,570,000	3,382,040
Occidental Petroleum Corp.:
4.2% 3/15/48	645,000	542,045
4.3% 8/15/39	340,000	293,349
4.4% 4/15/46	995,000	863,163
4.4% 8/15/49	1,140,000	971,334
5.55% 3/15/26	1,660,000	1,700,230
6.125% 1/1/31	765,000	795,033
6.2% 3/15/40	330,000	334,950
6.45% 9/15/36	1,745,000	1,864,864
7.5% 5/1/31	330,000	371,710
7.875% 9/15/31	210,000	242,036
8.875% 7/15/30	715,000	835,263
Rockies Express Pipeline LLC:
4.8% 5/15/30 (a)	1,095,000	918,431
4.95% 7/15/29 (a)	570,000	514,123
6.875% 4/15/40 (a)	220,000	183,108
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29	1,295,000	1,100,218
5.875% 3/15/28	215,000	199,913
6% 4/15/27	1,405,000	1,358,818
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (a)	265,000	233,680
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (a)	255,000	220,485
6% 3/1/27 (a)	1,111,000	1,013,788
6% 12/31/30 (a)	1,360,000	1,190,359
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.5% 3/1/30	280,000	273,494
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (a)	445,000	388,263
3.875% 11/1/33 (a)	365,000	303,255
4.125% 8/15/31 (a)	430,000	373,211
Western Gas Partners LP:
4.3% 2/1/30	2,950,000	2,662,375
4.65% 7/1/26	122,000	116,104
		48,606,692
Environmental - 0.7%
Darling Ingredients, Inc.:
5.25% 4/15/27 (a)	1,275,000	1,250,533
6% 6/15/30 (a)	220,000	220,277
Stericycle, Inc. 3.875% 1/15/29 (a)	925,000	801,281
		2,272,091
Food & Drug Retail - 1.7%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (a)	3,770,000	3,098,186
4.625% 1/15/27 (a)	1,400,000	1,277,528
Emergent BioSolutions, Inc. 3.875% 8/15/28 (a)	1,585,000	1,109,500
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (a)	165,000	139,379
		5,624,593
Food/Beverage/Tobacco - 1.2%
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	1,660,000	1,660,000
6.5% 4/15/29 (a)	636,000	659,793
U.S. Foods, Inc.:
4.625% 6/1/30 (a)	175,000	150,938
6.25% 4/15/25 (a)	1,660,000	1,668,084
		4,138,815
Gaming - 1.9%
Melco Resorts Finance Ltd.:
5.375% 12/4/29 (a)	535,000	346,864
5.75% 7/21/28 (a)	805,000	543,778
MGM Resorts International 5.75% 6/15/25	620,000	601,369
VICI Properties LP / VICI Note Co.:
4.25% 12/1/26 (a)	725,000	679,086
4.5% 9/1/26 (a)	2,592,000	2,442,403
4.625% 6/15/25 (a)	315,000	304,907
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.5% 3/1/25 (a)	1,330,000	1,273,621
		6,192,028
Healthcare - 8.2%
180 Medical, Inc. 3.875% 10/15/29 (a)	200,000	174,119
Avantor Funding, Inc. 4.625% 7/15/28 (a)	1,215,000	1,105,504
Catalent Pharma Solutions:
3.125% 2/15/29 (a)	1,100,000	911,945
3.5% 4/1/30 (a)	1,625,000	1,338,358
Centene Corp.:
2.45% 7/15/28	70,000	59,037
2.5% 3/1/31	1,390,000	1,109,109
3.375% 2/15/30	2,000,000	1,715,000
4.25% 12/15/27	1,425,000	1,353,266
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (a)	265,000	228,396
4.25% 5/1/28 (a)	150,000	137,471
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (a)	640,000	515,226
HCA Holdings, Inc.:
5.375% 2/1/25	1,600,000	1,615,200
5.375% 9/1/26	5,515,000	5,530,139
Hologic, Inc.:
3.25% 2/15/29 (a)	1,125,000	959,012
4.625% 2/1/28 (a)	170,000	158,313
IQVIA, Inc. 5% 5/15/27 (a)	630,000	608,826
Jazz Securities DAC 4.375% 1/15/29 (a)	305,000	275,031
Molina Healthcare, Inc. 3.875% 5/15/32 (a)	485,000	417,367
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (a)	775,000	695,307
5.125% 4/30/31 (a)	1,050,000	918,750
Teleflex, Inc. 4.25% 6/1/28 (a)	305,000	277,105
Tenet Healthcare Corp.:
4.625% 6/15/28 (a)	5,745,000	5,222,176
4.875% 1/1/26 (a)	690,000	655,500
5.125% 11/1/27 (a)	1,500,000	1,389,750
		27,369,907
Homebuilders/Real Estate - 2.6%
Century Communities, Inc. 3.875% 8/15/29 (a)	430,000	345,615
HAT Holdings I LLC/HAT Holdings II LLC 3.375% 6/15/26 (a)	460,000	399,183
Howard Hughes Corp. 4.375% 2/1/31 (a)	675,000	539,777
Kennedy-Wilson, Inc. 4.75% 2/1/30	715,000	588,088
MPT Operating Partnership LP/MPT Finance Corp. 5% 10/15/27	3,516,000	3,158,551
Ryan Specialty Group LLC 4.375% 2/1/30 (a)	530,000	477,663
Service Properties Trust:
3.95% 1/15/28	85,000	63,289
4.375% 2/15/30	605,000	443,495
4.95% 10/1/29	515,000	389,222
5.5% 12/15/27	480,000	415,267
TopBuild Corp. 4.125% 2/15/32 (a)	765,000	630,053
Uniti Group LP / Uniti Group Finance, Inc. 4.75% 4/15/28 (a)	1,630,000	1,362,002
		8,812,205
Hotels - 1.4%
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (a)	1,130,000	912,266
4% 5/1/31 (a)	3,185,000	2,691,798
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	426,000	406,830
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (a)	592,000	529,463
		4,540,357
Leisure - 1.2%
Carnival Corp.:
7.625% 3/1/26 (a)	1,465,000	1,245,250
10.5% 2/1/26 (a)	2,290,000	2,358,689
Royal Caribbean Cruises Ltd.:
5.375% 7/15/27 (a)	325,000	251,431
9.125% 6/15/23 (a)	265,000	267,642
		4,123,012
Metals/Mining - 0.2%
FMG Resources Pty Ltd. 4.5% 9/15/27 (a)	20,000	18,271
Howmet Aerospace, Inc. 5.95% 2/1/37	55,000	53,334
Mineral Resources Ltd. 8% 11/1/27 (a)	495,000	493,819
		565,424
Paper - 0.2%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC 6% 6/15/27 (a)	475,000	465,563
Glatfelter Corp. 4.75% 11/15/29 (a)	290,000	179,800
		645,363
Restaurants - 0.2%
Garden SpinCo Corp. 8.625% 7/20/30 (a)	150,000	159,750
Yum! Brands, Inc. 3.625% 3/15/31	470,000	395,834
		555,584
Services - 5.1%
ADT Corp.:
4.125% 8/1/29 (a)	360,000	309,143
4.875% 7/15/32 (a)	355,000	296,974
Adtalem Global Education, Inc. 5.5% 3/1/28 (a)	196,000	186,200
AECOM 5.125% 3/15/27	2,030,000	1,969,100
Aramark Services, Inc. 5% 2/1/28 (a)	3,660,000	3,368,371
ASGN, Inc. 4.625% 5/15/28 (a)	3,400,000	3,004,840
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (a)	1,595,000	1,418,753
4% 7/1/29 (a)	140,000	123,435
Fair Isaac Corp. 4% 6/15/28 (a)	435,000	384,267
Gartner, Inc.:
3.625% 6/15/29 (a)	205,000	176,300
3.75% 10/1/30 (a)	530,000	454,475
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	800,000	756,650
Iron Mountain, Inc. 4.875% 9/15/29 (a)	1,270,000	1,101,376
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (a)	2,545,000	2,190,291
Service Corp. International 5.125% 6/1/29	695,000	658,450
TriNet Group, Inc. 3.5% 3/1/29 (a)	595,000	510,251
		16,908,876
Steel - 0.2%
Commercial Metals Co. 3.875% 2/15/31	755,000	626,665
Super Retail - 1.3%
Asbury Automotive Group, Inc.:
4.625% 11/15/29 (a)	230,000	197,225
5% 2/15/32 (a)	250,000	208,788
Bath & Body Works, Inc. 6.625% 10/1/30 (a)	1,095,000	994,764
Gap, Inc. 3.875% 10/1/31 (a)	360,000	249,665
Hanesbrands, Inc. 4.875% 5/15/26 (a)	1,270,000	1,168,451
Levi Strauss & Co. 3.5% 3/1/31 (a)	525,000	440,963
The William Carter Co. 5.625% 3/15/27 (a)	1,154,000	1,114,337
		4,374,193
Technology - 4.7%
Block, Inc. 2.75% 6/1/26	360,000	319,921
Central Parent, Inc./Central Merger Sub, Inc. 7.25% 6/15/29 (a)	440,000	421,348
Crowdstrike Holdings, Inc. 3% 2/15/29	610,000	539,850
Entegris, Inc. 4.375% 4/15/28 (a)	2,100,000	1,853,660
Gartner, Inc. 4.5% 7/1/28 (a)	820,000	756,819
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.25% 12/1/27 (a)	1,400,000	1,316,000
II-VI, Inc. 5% 12/15/29 (a)	1,385,000	1,233,162
Match Group Holdings II LLC:
3.625% 10/1/31 (a)	575,000	449,787
4.125% 8/1/30 (a)	305,000	252,370
MicroStrategy, Inc. 6.125% 6/15/28 (a)	545,000	454,791
onsemi 3.875% 9/1/28 (a)	620,000	552,916
Open Text Corp.:
3.875% 2/15/28 (a)	2,760,000	2,352,900
3.875% 12/1/29 (a)	180,000	145,158
Roblox Corp. 3.875% 5/1/30 (a)	890,000	742,412
Sensata Technologies BV:
4% 4/15/29 (a)	1,115,000	963,851
5.625% 11/1/24 (a)	1,000,000	1,004,833
Sensata Technologies, Inc. 3.75% 2/15/31 (a)	1,335,000	1,102,806
TTM Technologies, Inc. 4% 3/1/29 (a)	460,000	397,901
Twilio, Inc. 3.875% 3/15/31	295,000	238,044
Viavi Solutions, Inc. 3.75% 10/1/29 (a)	725,000	622,106
		15,720,635
Telecommunications - 9.4%
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (a)	2,719,000	2,399,518
Cogent Communications Group, Inc. 7% 6/15/27 (a)	830,000	793,223
Level 3 Financing, Inc. 4.25% 7/1/28 (a)	3,815,000	3,171,219
Lumen Technologies, Inc.:
5.125% 12/15/26 (a)	2,440,000	2,108,367
5.625% 4/1/25	1,765,000	1,711,902
6.875% 1/15/28	80,000	72,016
Millicom International Cellular SA:
4.5% 4/27/31 (a)	200,000	164,163
5.125% 1/15/28 (a)	1,800,000	1,651,059
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,404,000	2,193,650
SBA Communications Corp. 3.875% 2/15/27	705,000	641,745
Sprint Capital Corp.:
6.875% 11/15/28	7,935,000	8,378,912
8.75% 3/15/32	1,720,000	2,076,418
Telecom Italia Capital SA:
6% 9/30/34	739,000	596,743
7.2% 7/18/36	855,000	729,614
Virgin Media Secured Finance PLC 4.5% 8/15/30 (a)	3,700,000	3,080,990
Windstream Escrow LLC 7.75% 8/15/28 (a)	1,585,000	1,362,436
		31,131,975
Textiles/Apparel - 0.1%
Foot Locker, Inc. 4% 10/1/29 (a)	190,000	154,850
Kontoor Brands, Inc. 4.125% 11/15/29 (a)	125,000	106,606
		261,456
Transportation Ex Air/Rail - 0.1%
Seaspan Corp. 5.5% 8/1/29 (a)	360,000	296,473
XPO Logistics, Inc. 6.25% 5/1/25 (a)	168,000	169,958
		466,431
Utilities - 7.2%
Clearway Energy Operating LLC:
3.75% 2/15/31 (a)	1,355,000	1,131,456
4.75% 3/15/28 (a)	290,000	271,513
DCP Midstream Operating LP 5.125% 5/15/29	3,305,000	3,221,384
InterGen NV 7% 6/30/23 (a)	1,496,000	1,421,200
NextEra Energy Partners LP 4.25% 9/15/24 (a)	146,000	142,350
NRG Energy, Inc.:
3.625% 2/15/31 (a)	1,710,000	1,358,253
5.25% 6/15/29 (a)	1,251,000	1,118,144
5.75% 1/15/28	1,319,000	1,243,303
6.625% 1/15/27	339,000	336,313
PG&E Corp.:
5% 7/1/28	5,555,000	4,932,646
5.25% 7/1/30	2,395,000	2,070,478
TerraForm Power Operating LLC 5% 1/31/28 (a)	624,000	571,939
Vertiv Group Corp. 4.125% 11/15/28 (a)	895,000	774,175
Vistra Operations Co. LLC:
5% 7/31/27 (a)	2,705,000	2,517,489
5.5% 9/1/26 (a)	2,052,000	1,981,309
5.625% 2/15/27 (a)	960,000	924,000
		24,015,952

TOTAL NONCONVERTIBLE BONDS		288,923,094

TOTAL CORPORATE BONDS
(Cost $323,061,628)		290,835,688

Bank Loan Obligations - 0.1%
Services - 0.0%
ABG Intermediate Holdings 2 LLC Tranche B1 LN, term loan CME Term SOFR 1 Month Index + 3.500% 6.0553% 12/21/28 (c)(d)(e)	130,000	126,750
Utilities - 0.1%
Brookfield WEC Holdings, Inc. 1LN, term loan CME Term SOFR 1 Month Index + 3.750% 6.1905% 8/1/25 (c)(d)(e)	330,000	324,390
TOTAL BANK LOAN OBLIGATIONS
(Cost $446,613)		451,140

Preferred Securities - 1.0%
Banks & Thrifts - 1.0%
Ally Financial, Inc. 4.7% (Cost $3,800,000)(c)(f)	3,800,000	3,143,076
	Shares	Value

Money Market Funds - 10.2%
Fidelity Cash Central Fund 2.33% (g)
(Cost $33,914,088)	33,909,245	33,916,027
TOTAL INVESTMENT IN SECURITIES - 98.7%
(Cost $361,222,329)		328,345,931
NET OTHER ASSETS (LIABILITIES) - 1.3%		4,411,987
NET ASSETS - 100%		$332,757,918

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $180,823,500 or 54.3% of net assets.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (f) Security is perpetual in nature with no stated maturity date.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 2.33%	$24,916,243	$85,527,091	$76,527,308	$147,962	$--	$1	$33,916,027	0.1%
Total	$24,916,243	$85,527,091	$76,527,308	$147,962	$--	$1	$33,916,027

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$290,835,688	$--	$290,835,688	$--
Bank Loan Obligations	451,140	--	451,140	--
Preferred Securities	3,143,076	--	3,143,076	--
Money Market Funds	33,916,027	33,916,027	--	--
Total Investments in Securities:	$328,345,931	$33,916,027	$294,429,904	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2022
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $327,308,241)	$294,429,904
Fidelity Central Funds (cost $33,914,088)	33,916,027
Total Investment in Securities (cost $361,222,329)		$328,345,931
Receivable for investments sold		89,793
Interest receivable		4,344,081
Distributions receivable from Fidelity Central Funds		65,928
Total assets		332,845,733
Liabilities
Payable to custodian bank	$87,749
Other payables and accrued expenses	66
Total liabilities		87,815
Net Assets		$332,757,918
Net Assets consist of:
Paid in capital		$369,068,263
Total accumulated earnings (loss)		(36,310,345)
Net Assets		$332,757,918
Net Asset Value, offering price and redemption price per share ($332,757,918 ÷ 3,972,820 shares)		$83.76

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2022
Investment Income
Dividends		$178,600
Interest		15,782,249
Income from Fidelity Central Funds		147,962
Total income		16,108,811
Expenses
Custodian fees and expenses	$858
Independent directors' fees and expenses	1,176
Miscellaneous	3
Total expenses before reductions	2,037
Expense reductions	(96)
Total expenses after reductions		1,941
Net investment income (loss)		16,106,870
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,997,053)
Total net realized gain (loss)		(2,997,053)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(49,825,398)
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		(49,825,397)
Net gain (loss)		(52,822,450)
Net increase (decrease) in net assets resulting from operations		$(36,715,580)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2022	Year ended August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,106,870	$20,169,902
Net realized gain (loss)	(2,997,053)	16,514,516
Change in net unrealized appreciation (depreciation)	(49,825,397)	(8,540,200)
Net increase (decrease) in net assets resulting from operations	(36,715,580)	28,144,218
Distributions to shareholders	(28,332,812)	(24,179,309)
Affiliated share transactions
Proceeds from sales of shares	15,400,000	7,650,000
Reinvestment of distributions	28,330,870	24,179,308
Cost of shares redeemed	(7,441,587)	(205,326,776)
Net increase (decrease) in net assets resulting from share transactions	36,289,283	(173,497,468)
Total increase (decrease) in net assets	(28,759,109)	(169,532,559)
Net Assets
Beginning of period	361,517,027	531,049,586
End of period	$332,757,918	$361,517,027
Other Information
Shares
Sold	169,484	76,937
Issued in reinvestment of distributions	305,098	243,094
Redeemed	(84,911)	(2,047,003)
Net increase (decrease)	389,671	(1,726,972)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Specialized High Income Central Fund

Years ended August 31,	2022	2021	2020	2019	2018
Selected Per–Share Data
Net asset value, beginning of period	$100.89	$100.01	$102.28	$99.83	$104.63
Income from Investment Operations
Net investment income (loss)A,B	4.198	4.670	5.162	5.368	5.188
Net realized and unrealized gain (loss)	(13.727)	1.582	(1.042)	2.981	(2.758)
Total from investment operations	(9.529)	6.252	4.120	8.349	2.430
Distributions from net investment income	(4.181)	(4.623)	(5.093)	(5.335)	(5.217)
Distributions from net realized gain	(3.420)	(.749)	(1.297)	(.564)	(2.013)
Total distributions	(7.601)	(5.372)	(6.390)	(5.899)	(7.230)
Net asset value, end of period	$83.76	$100.89	$100.01	$102.28	$99.83
Total ReturnC	(9.98)%	6.46%	4.25%	8.73%	2.42%
Ratios to Average Net AssetsB,D,E
Expenses before reductionsF	-%	-%	-%	-%	-%
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	-%
Expenses net of all reductionsF	-%	-%	-%	-%	-%
Net investment income (loss)	4.61%	4.67%	5.20%	5.42%	5.13%
Supplemental Data
Net assets, end of period (000 omitted)	$332,758	$361,517	$531,050	$601,159	$719,197
Portfolio turnover rateG	23%	55%	54%	45%H	62%

 A Calculated based on average shares outstanding during the period.

 B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any such underlying funds is not included in the Fund's net investment income (loss) ratio.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2022

1. Organization.

Fidelity Specialized High Income Central Fund (the Fund) is a fund of Fidelity Central Investment Portfolios LLC (the LLC) and is authorized to issue an unlimited number of shares. Shares of the Fund are only offered to other investment companies and accounts managed by Fidelity Management & Research Company LLC (FMR), or its affiliates (the Investing Funds). The LLC is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware Limited Liability Company.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – unadjusted quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2022 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to prior period premium and discount on debt securities, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,563,749
Gross unrealized depreciation	(35,395,403)
Net unrealized appreciation (depreciation)	$(32,831,654)
Tax Cost	$361,177,585

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(2,750,483)
Net unrealized appreciation (depreciation) on securities and other investments	$(32,831,653)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(751,491)
Long-term	(1,998,992)
Total capital loss carryforward	$(2,750,483)

The tax character of distributions paid was as follows:

	August 31, 2022	August 31, 2021
Ordinary Income	$18,419,491	$ 20,185,985
Long-term Capital Gains	9,913,321	3,993,324
Total	$28,332,812	$ 24,179,309

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Specialized High Income Central Fund	91,660,647	75,961,218

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides the Fund with investment management services. The Fund does not pay any fees for these services. Pursuant to the Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract, the investment adviser also pays all other expenses of the Fund, excluding custody fees, the compensation of the independent Directors, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $96.

7. Other.

A fund's organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

8. Risk and Uncertainties.

Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Central Investment Portfolios LLC and the Shareholders of Fidelity Specialized High Income Central Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Specialized High Income Central Fund (the "Fund"), a fund of Fidelity Central Investment Portfolios LLC, including the schedule of investments, as of August 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 12, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Directors and Officers (Trustees and Officers)

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 316 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Chair of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the Fidelity Central Investment Portfolios LLC or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University’s Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2004

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2022 to August 31, 2022).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During Period-B March 1, 2022 to August 31, 2022
Fidelity Specialized High Income Central Fund	.0004%
Actual		$1,000.00	$933.60	$--C
Hypothetical-D		$1,000.00	$1,025.20	$--C

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount Represents less than $.005.

 D 5% return per year before expenses

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $13,712,012 of distributions paid in the calendar year 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed in October 2021 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $17,171,598 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Specialized High Income Central Fund

Each year, the Board of Directors, including the Independent Directors (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Directors' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Directors with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its May 2022 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Directors' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Directors also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, and the use of "soft" commission dollars to pay for research services.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance, and considered the fund's underperformance for different time periods ended December 31, 2021. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts, as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is designed to offer a liquid investment option for other investment companies managed by Fidelity and ultimately to enhance the performance of those investment companies.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund does not pay a management fee, FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Based on its review, the Board concluded that the management fee received for providing services to the fund and the fund's total expense ratio were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR bears all expenses of the fund with certain exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contract.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees, competitor use of performance fees, and consideration of the expansion of performance fees to additional funds; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SHI-ANN-1022
1.820817.117

Item 2.

Code of Ethics

As of the end of the period, August 31, 2022, Fidelity Central Investment Portfolios LLC (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity High Income Central Fund and Fidelity Specialized High Income Central Fund (the “Funds”):

Services Billed by Deloitte Entities

August 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity High Income Central Fund	$50,400	$-	$9,600	$1,200
Fidelity Specialized High Income Central Fund	$54,000	$-	$9,400	$1,300

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity High Income Central Fund	$51,000	$-	$8,500	$1,200
Fidelity Specialized High Income Central Fund	$52,500	$-	$8,500	$1,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	August 31, 2022A	August 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2022A	August 31, 2021A
Deloitte Entities	$479,100	$541,100

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Central Investment Portfolios LLC

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2022